Exhibit 10.111

AGREEMENT OF SALE AND PURCHASE

THIS AGREEMENT OF SALE AND PURCHASE (“Agreement”) is made and entered into as of this 25th day of April, 2007 (the “Effective Date”), by and between GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), and SOMERA CAPITAL MANAGEMENT, LLC, a California limited liability company (“Buyer”).

In consideration of the mutual agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell, and Buyer desires to purchase, the Property described below, for the Purchase Price and upon the terms and conditions set forth below:

ARTICLE 1

CERTAIN DEFINITIONS AND FUNDAMENTAL PROVISIONS

This Article 1 sets forth certain definitions and fundamental provisions for purposes of this Agreement.

1.1 “Additional Deposit” means One Million Five Hundred Thousand Dollars ($1,500,000.00). Upon receipt by the Title Company, the Additional Deposit shall be deemed included in the Deposit for all purposes under this Agreement.

1.2 “Buyer’s Address” means:

Somera Capital Management, LLC 1901 Pennsylvania Avenue NW, Suite 804 Washington, D.C. 20006 Attn: Tom Falatko Tel: (202) 828-9500 Fax: (202) 828-9585
With a copy to:

Stroock & Stroock & Lavan LLP
2029 Century Park East, 18th Floor
Los Angeles, CA 90067
Attn: Chauncey M. Swalwell
Tel: (310) 556-5945
Fax: (310) 407-6445

Somera Capital Management, LLC
222 N. Sepulveda Boulevard
Suite 2375
El Segundo, CA 90245
Attn: Steve Plenge
Tel: (310) 641-8060
Fax: (310) 641-8805

1.3 “Close” or “Closing” means confirmation by the Title Company that it has received and is in a position to deliver to Buyer all of the documents to be delivered by Seller pursuant to Section 4.3 of this Agreement, and has received and is in a position to deliver to Seller all of the funds and documents to be delivered by Buyer pursuant to Section 4.4 of this Agreement.

 1.4 “Closing Date” means not later than June 14, 2007, subject to extension as provided in Section 4.2 (or any other date which is approved in writing by both Buyer and Seller).

1.5 “Contracts” means all assignable service, supply, maintenance and construction contracts, if any, relating to the Real Property or Personal Property, a list of which is attached hereto as Exhibit A.  Seller agrees to terminate at Closing all Contracts that Buyer wishes to terminate and which by their terms can be terminated without cause upon notice from Seller. Notwithstanding the foregoing, if Seller reasonably believes any Contract is necessary for its management of the Property pursuant to the Management Agreement (as provided in Section 4.11 below), Buyer agrees such Contract shall not be terminated until the expiration of the Management Agreement.

1.6 “Deposit” means Fifty Thousand Dollars ($50,000.00). Seller shall not be obligated to account to Buyer for any interest earned on the Deposit.

1.7 “Effective Date” means the date of mutual execution of this Agreement.

1.8 “Improvements” means all structures, improvements and fixtures located on the Land.

1.9 “Intangible Property” means all assignable intangible personal property, if any, owned by Seller on the Closing Date, including the right to use the current names, logos, trademarks and trade names of the Real Property (but not of the Seller or their affiliates, parents or subsidiaries) and all licenses, permits and certificates of occupancy issued by governmental authorities relating to the use, maintenance, occupancy and/or operation of the Real Property and Personal Property.

1.10 “Land” means that certain land more particularly described on Exhibit B attached hereto, together with all right, title and interest of Seller in and to all easements in or upon such land and all other rights and appurtenances belonging or in anywise pertaining to such land.

1.11 “Leases” means any tenant leases, licenses, or other agreements directly affecting the occupancy of the Real Property on the Closing Date.

1.12 “Personal Property” means all fixtures, furniture, carpeting, draperies, appliances, building supplies, equipment, machinery, inventory, and other tangible items of personal property owned by Seller and affixed, attached to, placed or situated upon the Real Property and used in connection with the ownership of the Real Property, a list of which is attached hereto as Exhibit C.  Personal Property does not include any items of personal property which are either (a) leased to Seller, or (b) owned by third parties or Tenants.

1.13 “Property” means, collectively, the Real Property, and all of Seller’s right, title and interest, if any, in the Contracts, the Intangible Property, the Leases, the Personal Property and the Security Deposits, as such terms are defined below.

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1.14 “Purchase Price” means One Hundred Forty-four Million Seven Hundred Thousand Dollars ($144,700,000.00).

1.15 “Real Property” means that land and improvements commonly known as “University Mall” in Tampa, Florida, and located upon that real property described in Exhibit B.

1.16 “Security Deposits” means all refundable security deposits of tenants at the Property (the “Tenants”), if any, held by and in the possession of Seller.

1.17 “Seller Address” means:

c/o Glimcher Properties Limited Partnership 150 East Gay St. Columbus, Ohio 43215 Attn: Kim A. Rieck Senior Vice President Facsimile No.: (614) 621-8863 Telephone No.: (614) 887-5621	With copies to: c/o Glimcher Properties Limited Partnership 150 East Gay St. Columbus, Ohio 43215 Attn: Neil Van Winkle Senior Counsel Facsimile No.: (614) 621-8863 Telephone No.: (614) 887-5621

1.18 “Title Company” means Flagler Title Company, as agent for First American Title Insurance Company, whose address is:

Flagler Title Company
5 Harvard Circle
Suite 110
West Palm Beach, FL 33409
Attention Roger C. Gamblin, President
Facsimile No.: (561) 686-5039
Telephone No.: (561) 798-0400

ARTICLE 2

CONSIDERATION

2.1 Purchase Price. The Purchase Price to be paid by Buyer to Seller for the sale and conveyance of the Property is specified in Section 1.14, and shall be paid to Seller as follows:

2.1.1 Five Million Dollars ($5,000,000.00) of the Purchase Price shall be paid to Seller at Closing in the form of an unsecured promissory note in the form of Exhibit O (“Note”). The maker of the Note shall be the owner of one hundred percent (100%) of the equity interests in (i) the special purpose entity to which the Property shall be conveyed at Closing, or (ii) if

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Buyer’s first mortgage lender requires that a portion of Buyer’s first mortgage loan be recast as a mezzanine loan, then the special purpose entity that is the mezzanine borrower; and

2.1.2 The balance of the Purchase Price, after adjustments and credits, shall be paid to Seller at Closing by wire transfer in immediately available federal funds, which funds must be delivered in a manner to permit Title Company to deliver good funds to the Seller or its designee on the Closing Date.

 2.2 Deposit. On or prior to the date that is two (2) business days following the Effective Date, Buyer shall deposit the Deposit in escrow with the Title Company, by wire transfer. The Deposit shall be non-refundable to Buyer except in the event of a default by Seller.

 2.3 Additional Deposit. If Buyer gives the Notice of Intention to Proceed (as defined in Section 3.5 of this Agreement) to Seller, then within one (1) business day after the date the Notice of Intention to Proceed is given to Seller Buyer shall deposit the Additional Deposit in escrow with the Title Company, by wire transfer. The Additional Deposit shall thereupon be deemed part of the Deposit and shall be non-refundable to Buyer except in the event of a default by Seller, or the failure of an express condition precedent in this Agreement to Buyer’s obligation to close on the purchase of the Property.

2.4 Disposition of Deposit. If the transaction contemplated hereby is consummated in accordance with the terms and provisions hereof, the Deposit shall be paid to Seller and credited against the Purchase Price at Closing. If this Agreement is terminated either automatically or by either Seller or Buyer as specifically set forth in this Agreement, Title Company shall deliver the Deposit to the party hereto entitled to same pursuant to the applicable terms of this Agreement pertaining to such termination.

ARTICLE 3

CONDITIONS PRECEDENT; INSPECTION AND TITLE

3.1 Buyer’s Inspections.

3.1.1 Inspections, Tests and Studies. Seller shall permit Buyer and its authorized agents and representatives to enter upon the Real Property at all reasonable times (and upon prior written notice to Seller) during normal business hours to inspect and conduct tests and studies of the Real Property. Buyer shall not (i) make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samples and the like) without Seller’s prior written consent, or (ii) conduct tenant interviews at the Property, without Seller’s prior written consent, not to be unreasonably withheld or delayed. Buyer shall notify Seller, in writing, of its intention, or the intention of its agents or representatives, to enter the Real Property at least twenty-four (24) hours prior to such intended entry. At Seller’s option, the Seller may be present for any inspection, test or study. Buyer shall bear the cost of all inspections, tests and studies.

3.1.2 Buyer’s Delivery of Information to Seller. As additional consideration for the transaction contemplated herein, Buyer agrees that if it does not Close on the purchase of the Property it will, at Buyer’s expense, provide to Seller promptly upon Seller’s written request

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copies of any and all reports, tests, studies and test results prepared by third parties for Buyer with respect to the Property owned by Seller, including, without limitation, those involving the structural, geologic, environmental or other condition of or relating to the Property (collectively, “Buyer’s Information”). Seller hereby acknowledges that Buyer has not made and does not make any warranty or representation regarding the truth or accuracy of any Buyer’s Information.

3.2 Document Review.

3.2.1 Documents. Buyer acknowledges that Seller has, prior to the Effective Date, delivered to Buyer the documents and materials regarding the Property set forth on Exhibit D hereto. All documents and property records delivered to, made available to, copied and/or reviewed by Buyer pursuant to this Section 3.2 (including the Leases and Contracts, if any) shall sometimes be referred to collectively herein as the “Documents”. Notwithstanding anything in this Agreement to the contrary, Seller shall have no obligation to make available to Buyer, and Buyer shall have no right to inspect or make copies of, any of the Excluded Documents. As used herein, “Excluded Documents” shall mean any documents involving Seller’s financing or refinancing of the Property, any purchase and escrow agreements and correspondence pertaining to Seller’s acquisition of the Property, any documents pertaining to the potential acquisition of the Property by any past or prospective purchasers, any third party purchase inquiries and correspondence, appraisals of the Property, internal budgets or financial projections, and any other internal documents.

3.2.2 Confidential Information. Buyer acknowledges that it will have access to and the Documents include nonpublic information of Seller and its affiliates, including, without limitation, lists of existing and potential tenants, leases, agreements and understandings with tenants and suppliers, the information supplied by or on behalf of Seller pursuant to this Article 3 and business and financial information, as well as information obtained from inspections of the Property (all such information collectively, “Confidential Information”). Therefore, Buyer agrees to (i) keep confidential all Confidential Information of Seller and its affiliates, (ii) not disclose any portion of the Confidential Information in any manner without the prior written consent of Seller, and (iii) use, and permit its representatives to use, Confidential Information exclusively in connection with the transaction contemplated by this Agreement or the operation of the Property after the Closing; provided, however, that if Buyer or any of its representatives believes it is required by applicable law to disclose any Confidential Information, Buyer may make such disclosure, but will promptly inform Seller and shall limit the disclosure to that which is required by applicable law. For purposes of this Section, Confidential Information shall not include information that is generally available to the public, or was known to Buyer prior to the disclosure, or was independently developed by Buyer. Notwithstanding the foregoing, Buyer may disclose Confidential Information to prospective lenders, prospective tenants, Buyer’s investors or prospective investors, Buyer’s attorneys, accountants and other advisers and consultants, and to Buyer’s employees and agents with a need to know, provided at the time of making such disclosure to any such third party, Buyer advises the third party of this confidentiality provision and that such third party is bound by this confidentiality provision.

3.2.3 Neither Seller nor Buyer shall make any press release, public statement, or other announcement regarding this Agreement or the transactions contemplated hereby without the prior approval of the other party; provided, however, that if in its sole judgment Seller

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determines that a disclosure of the material terms of this Agreement is required by applicable securities regulations it shall have the right to make such disclosure.

3.2.4 Return of Documents. Buyer shall return to GPLP all originals of the Documents received by Buyer, together with all of Buyer’s Information not previously delivered to GPLP, if Buyer does not Close on the purchase of the Property.

3.2.5 No Representation or Warranty By Seller. Buyer acknowledges that many of the Documents were prepared (a) by third parties other than Seller, and/or (b) prior to Seller’s ownership of the Property. Buyer further acknowledges, confirms, and agrees that, except as expressly set forth in Section 5.6 of this Agreement: (i) neither Seller nor any of its partners, agents, employees or contractors has made any warranty or representation regarding the truth, accuracy or completeness of any of the Documents or the source(s) thereof, and Buyer has not relied on the truth or completeness of the Documents, and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents and is providing the Documents or making the Documents available to Buyer solely as an accommodation to Buyer.

 3.3 Title. Buyer acknowledges and agrees that it has received from the Title Company: (i) a commitment by First American Title Insurance Company to issue an owner’s policy of title insurance, last revised April 24, 2007 (the “Commitment”) for the real property, issued through the Title Company; (ii) a photocopy of all documents (“Title Documents”)describing all Schedule B title exceptions shown on the Commitment; and (iii) a pro forma owner’s policy of title insurance, issued April 24, 2007, by the Title Company as agent for First American Title Insurance Company, in the form of Exhibit P (the “Pro Forma”). Buyer hereby approves the Pro Forma, and waives the right to object to any matters disclosed on the Pro Forma (“Permitted Exceptions”). Seller shall satisfy, without cost or expense to Buyer, the following requirements set forth in Schedule “B” - Section 1 of the Commitment: requirements 1.a. (subject to the proviso in Section 4.3.1), 2, through 6, 8., 9., 10., 12., 17. and 18. Buyer shall satisfy, without cost or expense to Buyer, the following requirements set forth in Schedule “B” - Section 1 of the Commitment: requirements 11. and 13. through 15. Buyer and Seller agree that (i) all non-delinquent property taxes and assessments (subject to prorations and adjustments pursuant to Section 4.5), and (ii) all matters approved by Buyer in writing, or created by or on behalf of Buyer, including, without limitation, any documents or instruments to be recorded as part of any financing for the acquisition of the Property by Buyer, shall also constitute Permitted Exceptions. Seller shall discharge at or prior to Closing any mortgages or deeds of trust, and discharge or otherwise provide security to the Title Company sufficient to remove from Buyer’s Owner’s Policy, as such term is hereinafter defined, at Closing any other liens for liquidated amounts (collectively, “Non-Discretionary Defects”). Notwithstanding the preceding at the Closing, Seller shall pay in full (or otherwise discharge) all liens (other than liens for taxes and assessments not yet due and payable) that are recorded against the Real Property.

3.4 Inspection Obligations.

3.4.1 Buyer’s Responsibilities. In conducting any investigations, inspections, tests and studies of the Property and/or Documents, Buyer and its agents and representatives shall: (i) comply with all terms of the Leases regarding entry rights and obligations of third

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parties and not disturb the tenants or interfere with their use of the Property pursuant to the Leases; (ii) not interfere with the operation, use and maintenance of the Property; (iii) not damage any part of the Property or any personal property owned or held by any tenant or any third party; (iv) not injure or otherwise cause bodily harm to Seller or any of its partners, agents, contractors and employees, or any tenant or other third party; (v) maintain commercial general liability (occurrence) insurance in the amount of Two Million Dollars ($2,000,000) and on terms otherwise satisfactory to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Real Property and shall deliver a certificate of insurance verifying such coverage to Seller prior to any entry upon the Real Property; (vi) promptly pay when due the costs of all tests, investigations, studies and examinations done with regard to the Property; (vii) not permit any liens to attach to the Property by reason of the exercise of its rights hereunder; and (viii) fully restore the Real Property and Personal Property to the condition in which the same was found before any such inspections, tests or studies were undertaken.

3.4.2 Buyer’s Indemnity. Buyer shall indemnify, defend, protect and hold Seller and its agents, employees and contractors harmless from and against any and all liens, claims, losses, liabilities, damages, costs, expenses, causes of action and expenses (including reasonable attorneys’ fees and court costs) arising out of (i) Buyer’s inspections, tests and/or studies of the Property and Documents, and/or (ii) any violation by Buyer of the provisions of this Article 3; provided, however, that Buyer shall have no obligation to indemnify Seller with respect to matters discovered, but not caused by Buyer. Notwithstanding any provision to the contrary contained in this Agreement, Buyer’s obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9 shall survive the Closing or earlier termination of this Agreement and shall not be merged with the Deed (as defined below) or any other Closing documents.

 3.5 Additional Deposit and Notice of Intention to Proceed. On or before May 18, 2007, Buyer shall deliver to Seller Buyer’s Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed”) and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before May 18, 2007 and pay the Additional Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9.

3.6 Estoppel Certificates.

3.6.1 On or before May 24, 2007, Seller shall forward an estoppel certificate to all Property tenants, substantially in the form of Exhibit E attached to this Agreement (or the agreed form of estoppel that is attached to a Property tenant’s lease) containing information that is consistent with the information set forth in the applicable tenant lease and the Rent Roll (as defined in Section 5.6.6 below), and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed tenant estoppel certificates from all of the then-current Property tenants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the tenant estoppel certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the

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Property (which may be waived by Buyer) that at least three (3) business days prior to the Closing Date, Seller shall have delivered to Buyer an executed tenant estoppel certificate, not disclosing any material variance with the information forth in the applicable tenant lease and the Rent Roll, and not alleging any material, uncured default of Seller under such lease (an “Acceptable Tenant Estoppel”) for (a) tenants occupying not less than seventy-five (75%) of the inline leased square footage of the Property; and (b) one hundred percent (100%) of the Major Anchor Tenants (defined as any tenant leasing 25,000 square feet or more of floor space on the Property) (the “Required Tenant Estoppels”). Notwithstanding anything herein to the contrary, if that Seller has been unable to obtain (and deliver to Buyer) the Required Tenant Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required Tenant Estoppel condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required Tenant Estoppels.

3.6.2 On or before May 24, 2007, Seller shall forward to each owner of stores adjoining the Improvements (a “Major Occupant”) an estoppel certificate with respect to any reciprocal easement agreement entered into by such Major Occupant in a form reasonably acceptable to Buyer, containing information that is consistent with the reciprocal easement agreement, and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed estoppel certificates (the “REA Estoppel Certificates”) from all of the then-current Major Occupants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the Estoppel Certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the Property (which may be waived by Buyer) that prior to the Closing Date, Seller deliver to Buyer an executed REA Estoppel Certificate from one hundred percent (100%) of the Major Occupants, not disclosing any material variance with the information forth in the reciprocal easement agreement and not alleging any material, uncured default of Seller under such reciprocal easement agreement (the “Required REA Estoppels”). Notwithstanding anything herein to the contrary, if Seller has been unable to obtain (and deliver to Buyer) all Required REA Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required REA Estoppels condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required REA Estoppels.

3.6.3 Seller agrees to reasonably cooperate with Buyer to obtain from tenants any subordination, non-disturbance and attornment agreements (“SNDAs”) that Buyer’s lender requests; provided, however, that in no event shall Seller be in default hereunder for its failure to obtain all or any SNDA and it shall not be a condition precedent to Buyer’s obligation to purchase the Property that Seller or Buyer obtain any such SNDA.

ARTICLE 4

ESCROW AND CLOSING

4.1 Opening. An escrow (the “Escrow”) shall be opened with Title Company by delivering a fully executed copy of this Agreement to Title Company at the Title Company’s address specified in Section 1.18. Buyer and Seller also agree to execute (a) any additional or

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supplementary instructions as may be necessary to close the transaction contemplated hereby, and (b) Title Company’s standard or pre-printed escrow instructions, but only to the extent all of the same are consistent with this Agreement; provided however, any such additional, supplementary and/or pre-printed or standard instructions shall not supersede or conflict with this Agreement, and any such conflict shall be governed by the terms of this Agreement.

 4.2 Closing Date. The Closing shall occur through Escrow on the Closing Date. At buyer’s election, Buyer may postpone the Closing Date from June 14, 2007 to June 28, 2007 by causing the following to occur on or before June 13, 2007: (i) delivery to Seller of Buyer’s Notice of its election to postpone Closing; and (ii) payment into escrow with the Title Company, by wire transfer, of the sum of One Million Dollars ($1,000,000.00)(the “Second Additional Deposit”). Upon receipt by the Title Company, the Second Additional Deposit shall be deemed included in the Deposit for all purposes under this Agreement.

4.3 Seller’s Deliveries. Prior to the Closing Date, Seller shall deliver to Title Company the following:

4.3.1 Deed in the form attached hereto as Exhibit F (the “Deed”), executed and acknowledged by Seller, conveying title to the Real Property owned by Seller to Buyer, subject only to the Permitted Exceptions; provided, however, if Buyer and Seller shall in their sole discretion agree to do so, they shall cooperate in the transfer of ownership of the Property as follows: a new special purpose limited liability company (“New LLC”) shall be formed by Seller into which title to the Property shall be conveyed at Closing, and all of the interests in such New LLC shall be transferred to Buyer at Closing;

4.3.2 Two (2) counterpart originals of a bill of sale and general assignment in the form attached hereto as Exhibit G (the “Bill of Sale”), executed by Seller as to the Personal Property;

4.3.3 Certification required by the Foreign Investors Real Property Tax Act, as amended, and any similar state statute or regulation (the “Non-Foreign Certificate”), executed by Seller;

4.3.4 A certified rent roll;

4.3.5 Two originals of that certain Guaranty of Theatre Lease Obligations in the form attached hereto as Exhibit H;

4.3.6 Two originals of that certain Guaranty of Contract Obligations executed by Glimcher Properties Limited Partnership (“GPLP”) in the form attached hereto as Exhibit N;

4.3.7 Seller’s reaffirmation of its representations and warranties under Section 5.6 of this Agreement; provided, however, that the Rent Roll at Closing may contain changes due to matters approved by Buyer, deemed approved by Buyer, or for which Buyer’s approval was not necessary; and

4.3.8 Such other documents as may be reasonably required by Title Company in order to close the transaction contemplated by this Agreement.

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4.3.9 Copies of letters terminating all Contracts, other than those Seller is not required to terminate as provided in Section 1.5 above.

4.3.10 It shall be a condition precedent to Buyer’s obligation to close that the Title Company has committed to issue in favor of Buyer an extended coverage owner’s title insurance policy (form 10/17/92) upon Closing, in the form of the Pro Forma (the “Owner’s Policy”). Buyer shall obtain at its expense any survey update required by the Title Company to delete the so-called “survey exception”.

4.4 Buyer’s Deliveries. Prior to the Closing Date, Buyer shall deliver to Title Company the following:

4.4.1 The Purchase Price, plus all net prorations, closing costs and other funds required to be paid or provided by Buyer under this Agreement (all monies Buyer is required to deliver shall be wired to the account designated by Title Company and available for disbursement no later than 12 noon EST, on the Closing Date);

4.4.2 Two (2) counterpart originals of the Bill of Sale, executed by Buyer; and

4.4.3 Such other documents as may be reasonably required by Title Company or Title Company in order to close the transaction contemplated by this Agreement.

 4.5 Prorations. The following items shall be prorated with respect to the Property between Seller and Buyer at the Closing by increasing or decreasing, as the case may be, the funds to be delivered by Buyer at the Closing, with all items pertaining to the month of Closing to be prorated based on the actual number of days in the month in which the Closing occurs:

4.5.1 Real property taxes, assessments and personal property taxes (“Taxes”) with respect to the Property shall be prorated based upon the latest available tax information such that Seller shall be responsible for all such Taxes levied against the Property to and including the day prior to the Closing, and Buyer shall be responsible for all such Taxes levied against the Property for the date of Closing and all periods thereafter. Any Taxes arising out of the sale of the Real Property to Buyer or its assignee or a subsequent sale or change in ownership thereafter, and/or arising out of any construction pertaining to the applicable portion of the Real Property following the Closing, shall be paid by Buyer when assessed.

4.5.2 Subject to Section 4.5.3 below, all costs and expenses with respect to the operation and maintenance of the Property, including, without limitation, under any Contracts, utilities not billing directly to the Tenants under the Leases, and all assessments, dues or other charges due under any covenants, conditions and restrictions against the Property, shall be prorated such that Seller shall be responsible for all such costs and expenses to and including the day prior to the Closing and Buyer shall be responsible for all such costs and expenses for the date of Closing and all periods thereafter. Seller agrees to deliver detailed information concerning all such expenses to Buyer as reasonably requested by Buyer. Buyer shall take all steps necessary to effectuate the transfer of all utilities to its name as of the date of Closing, and where necessary, post deposits with the utility companies. Buyer and Seller shall cooperate to have all utility meters read by the appropriate utility companies as of the date of Closing. Seller

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shall be entitled to recover any and all deposits held by any utility companies as of the date of Closing.

4.5.3 All rents, reimbursements, income, revenue and other charges pertaining to Leases or otherwise with respect to the Property (collectively, “Revenues”) actually collected by Seller on or prior to the Closing shall be prorated such that such Seller shall be entitled to all such Revenues accruing up to and including the day prior to the Closing, and Buyer shall be entitled to all Revenues for the date of Closing and all periods thereafter. However, there shall be no adjustment of the amount of funds to be delivered by Buyer at the Closing for Revenues from the Property which are attributable to the periods prior to and including the day prior to the Closing but which have not actually been collected by Seller as of the date of Closing (the “Delinquent Revenues”), although Seller shall be entitled to receive all such Delinquent Revenues as provided hereinbelow. All Revenues which are collected by Buyer or Seller on or after the Closing shall be allocated as follows: first, to any past due amounts owing to Buyer for the periods following the Closing Date, second, to the month in which the Closing occurs, and third, to any Delinquent Revenues not theretofore received by Seller for the periods prior to the Closing Date. Buyer agrees to use reasonable efforts to collect on behalf of Seller all Delinquent Revenues, but shall not be obligated to file or pursue litigation, declare any lease default, or expend any out-of-pocket funds to do so. Any Delinquent Revenues (including any Revenues allocated to Delinquent Revenues, as provided hereinabove) collected by Buyer after the Closing Date, less any out-of-pocket funds reasonably expended by Buyer to collect the same, shall be promptly paid by Buyer to Seller. Notwithstanding any provision of this Agreement to the contrary, if reasonable attempts of Buyer to do so on Seller’s behalf fail, Seller shall be entitled to attempt to collect all Revenues which either (a) became due prior to the Closing, or (b) related to periods prior to the Closing but were not due and payable until after the Closing, from the Tenants, guarantors or other third parties responsible for the payment of such Revenues, provided, however, after the Closing Seller shall not be entitled to pursue eviction proceedings or other actions to dispossess any Tenant in connection with any such collection efforts. Notwithstanding anything set forth herein to the contrary, all percentage rent or overage rent (“Percentage Rent”) under the Leases shall be prorated between Buyer and Seller on a Lease by Lease basis, with Seller entitled proportionately to Percentage Rent paid or payable or attributable under each Lease for any lease year or part thereof occurring prior to the Closing Date (“Seller’s Percentage Rent Period”). Buyer shall be entitled proportionately to Percentage Rent paid or payable or attributable under each Lease with respect to any lease year or part thereof occurring from and after the Closing Date (“Buyer’s Percentage Rent Period”). The foregoing proration shall be made as follows on a Lease by Lease basis:

(a) subject to the balance of this Subsection 4.5.3, Seller shall retain all Percentage Rent payments received by it on and prior to the Closing Date that relate to Seller’s Percentage Rent Period and Buyer shall retain all Percentage Rent payments received by it after the Closing Date that relate to Buyer’s Percentage Rent Period;

(b) Seller shall deliver to Buyer a statement of all Percentage Rent collected by Seller with respect to any lease year in which the Closing Date occurs (if any) on a Lease by Lease basis along with a copy of the Percentage Rent invoices and sales reports which support such collections; and

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(c) for each Lease, not later than sixty (60) days after the date the last Percentage Rent payment with respect to the lease year in which the Closing Date occurs is due, Buyer shall deliver to Seller a statement of all Percentage Rent owed or collected by Buyer with respect to such Lease along with a copy of the annual reconciliation of Percentage Rent owed under the Lease and the related sales information backup, and Seller and Buyer shall perform a final reconciliation of the Percentage Rent, so that Seller shall have received all Percentage Rent paid or payable or attributable under each Lease to Seller’s Percentage Rent Period and Buyer shall have received all Percentage Rent paid or payable or attributable under each Lease for Buyer’s Percentage Rent Period.

After Closing, Seller shall promptly remit to Buyer any Percentage Rent received by Seller attributable to Buyer’s Percentage Rent Period and Buyer shall promptly remit to Seller any Percentage Rent received by Buyer attributable to Seller’s Percentage Rent Period; this provision shall survive the Closing.

4.5.4 Seller shall retain the Security Deposits, if any, and the amount thereof shall be credited to the Purchase Price.

4.5.5 Within three (3) months following the Closing (or such earlier date after the Closing when such figures are available), Seller and Buyer shall re-prorate real and personal property taxes and other items of income and expenses based upon actual bills or invoices received after the Closing (if original prorations were based upon estimates) and any other items necessary to effectuate the intent of the parties that all income and expense items be prorated as provided above in this Section 4.5. Any re-prorated items shall be promptly paid to the party entitled thereto.

4.5.6 Within five (5) months following the end of the year in which Closing occurs, Seller shall prepare 2007 year-end reconciliation statements for all tenants of the Property, which reconciliation statements shall be delivered to Buyer and which Buyer shall deliver to the tenants and Seller and Buyer shall again re-prorate all items of income and expenses for the year of Closing based upon the actual amount of such expenses and payments from tenants of their estimated shares thereof, and any other items necessary to effectuate the intent of the parties that all income and expense items be prorated as provided above in this Section 4.5. Any re-prorated items shall be promptly paid to the party entitled thereto. Seller shall prepare and deliver to Buyer 2006 year-end reconciliation statements for all tenants, which Buyer shall deliver to the applicable tenants. Seller also shall cooperate with Buyer after the Closing in connection with Buyer’s preparation of 2007 year-end reconciliation statements for all tenants, which Buyer shall deliver to the applicable tenants.

4.5.7 Any and all payments made by tenants pursuant to their Leases to any promotional or marketing fund shall not be prorated, but shall instead become the sole and exclusive property of Buyer upon closing.

4.5.8 Any adjustments pursuant to Section 5.6.12;

4.5.9 Seller is a party to an Advertising Agreement dated August 10, 2005, between Seller and Coca-Cola Enterprises, Inc., dba Florida Coca-Cola Bottling Company

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(“Coca-Cola Agreement”), which provides, among other things, for the payment to Seller of certain fees, and for the construction by Seller of a Play Area (all as more particularly described in the Coca-Cola Agreement). At Closing Seller shall assign to Buyer, and Buyer shall assume from Seller, all of the rights and obligations of Seller under the Coca-Cola Agreement, and Seller shall credit to Buyer at Closing all amounts paid to Seller under the Coca-Cola Agreement as of the Closing Date.

4.5.10 The provisions of this Section 4.5 shall survive Closing.

4.6 Actions of Title Company. On the Closing, Title Company shall promptly undertake all of the following in the manner hereinbelow indicated:

4.6.1 Disbursement of Funds. Title Company shall disburse all funds deposited with Title Company by Buyer as follows (and in the following order):

(a) Pay all closing costs which are to be paid through Escrow (including, without limitation, recording fees, brokerage commissions, Title Policy charges and escrow fees).

(b) After deducting therefrom all of the items covered by Section 4.6.1(a) above which are chargeable to the account of Seller (as provided in Section 4.8 below), and either deducting therefrom or adding thereto (as appropriate) the net amount of the prorations pursuant to Section 4.5 above, disburse the Purchase Price to Seller in accordance with separate wiring instructions to be delivered to Title Company by Seller

(c) Disburse any remaining funds to Buyer in accordance with separate wiring instructions to be delivered to Title Company by Buyer.

4.6.2 Recordation. Cause the Deed and any other documents which the parties hereto may mutually direct to be recorded in the Official Records of the county where the Property is located, and obtain conformed copies thereof for distribution to Buyer and Seller.

4.6.3 Deliveries by Title Company. Title Company shall:

(a) Combine each of the two (2) original counterparts of the Bill of Sale into two (2) separate fully executed originals, and deliver one (1) fully executed original of the Bill of Sale each to Seller and to Buyer; and

(b) Deliver the Non-Foreign Certificate to Buyer.

(c) Deliver to Buyer Seller’s certified rent roll; and

(d) Deliver to Buyer Seller’s reaffirmation of its representations and warranties under Section 5.6 of this Agreement.

 4.7 Seller’s Deliveries to Buyer. Upon confirmation of the Closing, Seller shall deliver to Buyer possession of the Real Property and Personal Property, subject only to the Permitted Exceptions.

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 4.8 Closing Costs. Any escrow fee charged by Title Company shall be paid one-half (1/2) by Seller and one-half (1/2) by Buyer. Buyer shall pay the cost of any survey obtained by Buyer, and any costs of any inspections, studies or tests Buyer authorizes or conducts. Each party shall be responsible for the payment of its own attorneys’ fees incurred in connection with the transaction which is the subject of this Agreement. Seller shall pay seventy-five percent (75%), and Buyer shall pay twenty-five percent (25%), of all transfer taxes assessed on the recording of the Deed (“Transfer Taxes”). Seller shall pay the premium for a standard coverage portion of the Owner’s Policy, and any endorsements requested by Seller pursuant to Section 3.3, and Buyer shall pay for the extended coverage portion of the Owner’s Policy, and for any endorsements to such policy requested by Buyer. Seller agrees to indemnify Buyer against any liability for Transfer Taxes in excess of the twenty-five percent (25%) thereof that is Buyer’s obligation pursuant to this Section 4.8, in the form attached hereto as Exhibit N.

4.9 Real Estate Commission. At Closing (but only in the event of a Closing in strict accordance with this Agreement), Seller agrees to pay a real estate commission to Eastdil Secured (“Eastdil”) in accordance with a separate agreement between Seller and Eastdil. Except as set forth in this Section 4.9, each party hereto hereby represents and warrants to the other party that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated herein based upon any dealings or actions by the party making such representation. Each party further agrees to and shall indemnify, protect, defend and hold the other party harmless from and against the payment of any commission to any person or entity claiming by, through or under the indemnifying party. This indemnification shall extend to any and all claims, liabilities, costs, losses, damages, causes of action and expenses (including reasonable attorneys’ fees and court costs) arising as a result of such claims and shall survive the Closing.

4.10 Theatre Lease Guaranty. A portion of the Property is encumbered by that certain Lease Agreement dated February 1, 1995, as amended (“Theatre Lease”), between Seller and Ohio Entertainment Corporation, an affiliate of Seller. Seller agrees to provide at Closing, in the form attached hereto as Exhibit H, a guaranty by Glimcher Properties Limited Partnership of the monetary obligations of Ohio Entertainment Corporation under the Theatre Lease for the duration of the current term thereof.

4.11 Management Agreement. At Closing Seller and Buyer shall enter into an agreement for the management of the Property by Seller, in the form attached hereto as Exhibit I (“Management Agreement”).

ARTICLE 5

AS-IS TRANSACTION; NO REPRESENTATIONS AND/OR WARRANTIES

 5.1 Seller Disclaimer. Except as specifically set forth in Section 5.6 hereinbelow, it is understood and agreed that neither Seller nor any of its members, partners, agents, employees or contractors has made and is not now making, and Buyer has not relied upon and will not rely upon (directly or indirectly), any warranties, representations or guaranties of any kind or character, express or implied, oral or written, past, present or future, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (i) matters of title,

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(ii) environmental matters relating to the Property or any portion thereof, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water and earthquake faults and the resulting damage of past and/or future earthquakes, (iv) whether, and to the extent to which, the Property or any portion thereof is affected by any stream (surface or underground), body of water, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) zoning to which the Property or any portion thereof may be subject, (viii) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (ix) usages of adjoining property, (x) access to the Property or any portion thereof, (xi) the value, compliance with the plans and specifications, size, location, age, use, design, quality, descriptions, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, (xii) any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xiii) the presence of hazardous substances in or on, under or in the vicinity of the Property, (xiv) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (xv) the existence or non-existence of underground storage tanks, (xvi) any other matter affecting the stability or integrity of the Property, (xvii) the potential for further development of the Property, (xviii) the existence of vested land use, zoning or building entitlements affecting the Property, (xix) the merchantability of the Property or fitness of the Property for any particular purpose (Buyer affirming that Buyer has not relied on the skill or judgment of Seller or GPLP or any of their respective agents, employees or contractors to select or furnish the Property for any particular purpose, and that Seller makes no warranty that the Property is fit for any particular purpose) or (xx) tax consequences (including, but not limited to, the amount, use or provisions relating to any tax credits). Buyer further acknowledges that, except as expressly set forth in Section 5.6 of this Agreement, any information of any type which Buyer has received or may receive from Seller or any of Seller’s agents, employees or contractors including, without limitation, any environmental reports and surveys, is furnished on the express condition that Buyer shall not rely thereon, but shall make an independent verification of the accuracy of such information, all such information being furnished without any representation or warranty whatsoever.

5.2 Buyer Acknowledgments. Buyer represents that it is a knowledgeable, experienced and sophisticated Buyer of real estate and that it has relied and shall rely solely on (i) its own expertise and that of Buyer’s consultants in purchasing the Property, and (ii) Buyer’s own knowledge of the Property based on its investigations and inspections of the Property. Buyer has conducted, or by the Closing will conduct, such inspections and investigations of the Property as Buyer deemed or shall deem necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon the same. Upon Closing, subject to Seller’s representations and warranties under Section 5.6 of this Agreement, Buyer shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer’s inspections and investigations. Buyer acknowledges and agrees that upon Closing, Seller shall sell and convey to Buyer and Buyer shall accept the Property “as is, where is,” with all faults and defects (latent and apparent). Buyer further acknowledges and agrees that there are no oral agreements, warranties or

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representations, collateral to or affecting the Property by Seller, any agent, employee or contractor of Seller, or any third party, except as expressly set forth in Section 5.6 of this Agreement. The terms and conditions of Section 5.1 and this Section 5.2 shall expressly survive the Closing, not merge with the provisions of any Closing Documents and shall be incorporated into the Deed. Except as expressly set forth in Section 5.6 of this Agreement, Seller is not liable or bound in any manner by any oral or written statements, representations, or information pertaining to the Property furnished by Seller, any real estate broker, contractor, agent, employee, servant or other person. Buyer acknowledges that the Purchase Price reflects the “as is” nature of this sale and any faults, liabilities, defects or other adverse matters that may be associated with the Property. Buyer has fully reviewed the disclaimers and waivers set forth in this Agreement with its counsel and understands the significance and effect thereof.

 5.3 Buyer Represented by Counsel. Buyer hereby confirms to Seller that (i) Buyer is not in a disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is purchasing the Property for business, commercial, investment or other similar purpose.

5.4 Buyer’s Release of Seller.

5.4.1 Seller Released From Liability. Buyer and anyone claiming by, through or under Buyer, hereby waives its right to recover from and fully and irrevocably releases Seller and its employees, officers, directors, representatives, agents, servants, attorneys, affiliates, parent, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations in its behalf (“Released Parties”) from any and all claims, responsibility and/or liability that it may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to (i) the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters of materials or substances that have been or may in the future be determined to be hazardous substances or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws regulations or guidelines), valuation, salability or utility of the Property, or its suitability for any purpose whatsoever, and (ii) any information furnished by the Released Parties under or in connection with this Agreement; provided, however, that the foregoing shall not release Seller from liability to Buyer arising from a breach by Seller of any representations or warranties of Seller pursuant to Section 5.6 of this Agreement. Except as set forth in the preceding sentence, this release includes claims or which Buyer is presently unaware or which Buyer does not presently suspect to exist which, if known by Buyer, would materially affect Buyer’s release to Seller. In this connection and to the extent permitted by law, but except liability to Buyer arising from a breach by Seller of any of the representations or warranties of Seller pursuant to Section 5.6 of this Agreement, Buyer hereby agrees, represents and warrants that Buyer realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby releases, discharges and acquits Seller from any such unknown causes of action, claims,

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demands, debts, controversies, damages, costs, losses and expenses. Seller has given Buyer material concessions regarding this transaction in exchange for Buyer agreeing to the provisions of this Section 5.4.

5.5 Interim Covenants of Seller.

5.5.1 From the Effective Date through the Closing Date, Seller shall maintain the Property in the same manner as it has maintained the Property prior to the effective date pursuant to the normal course of business, subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.

5.5.2 From and after the Effective Date, until May 4, 2007, Seller shall not modify any existing instrument nor enter into a new contract, lease or other material agreement affecting all or any portion of the Property, or the use of it, that is not terminable on thirty (30) days notice, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed. Buyer’s failure to object to any proposed new lease or lease modification within five (5) business days after receipt of Seller’s request for consent shall be deemed an approval by Buyer thereof, provided Seller’s request for consent clearly states in all capital letters in a prominent place the date by which the Lease will be deemed approved if Buyer does not object. From and after May 4, 2007, Seller shall not enter into or extend, renew, modify or replace any Leases or other agreements relating to the Property that are not terminable on thirty (30) days notice without the prior written consent of Buyer, which consent may be withheld in Buyer’s sole discretion. Any and all tenant improvement costs and brokerage commissions payable with respect to any new leases and/or amendments, modifications or renewals of existing Leases which are executed after the Effective Date and approved (or deemed approved) by Buyer hereunder shall be paid by Buyer. Seller shall provide Buyer with copies of all such new Leases and all extensions, renewals, modifications and replacements of existing Leases following execution thereof.

 5.6 Seller’s Representations. Seller makes the following representations and warranties with respect to itself and the Property owned by it. For all purposes of this Section 5.6, Buyer hereby acknowledges and agrees that the terms “to Seller’s knowledge” shall mean only the then-current knowledge of the Senior Vice President of Leasing (Thomas J. Drought), and Controller (Lisa Indest) of GPLP, and the Regional Manager of the Property (Jed Reichard), and the General Manager of the Property (Tom Locke), without any duty to investigate and without any actual or implied liability to such individuals (and Seller hereby confirms that such individuals are the representatives of Seller that have the most knowledge of the truth and accuracy of the representations and warranties set forth hereinbelow):

5.6.1 To Seller’s knowledge, Seller has not received written notice that the current use and operation of the Property is not in compliance with applicable building codes, local, state and federal laws and regulations.

5.6.2 To Seller’s knowledge, Exhibit A identifies all of the Contracts affecting the Property (other than the Leases), and all Contracts delivered or made available to Buyer pursuant to the provisions of this Agreement are true and correct copies, except as noted on

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Exhibit A, and are in full force and effect, without default by (or written notice of default to) any party.

5.6.3 Seller has not received written notice of any condemnation, environmental, zoning or other land use regulation proceedings, either instituted or, to Seller’s knowledge, planned to be instituted, which would materially and adversely affect the use and operation of the Property as currently being operated by Seller.

5.6.4 There is no litigation or other legal proceeding pending or, to Seller’s knowledge, threatened against Seller or involving the Property, other than as listed on the attached Exhibit J, and that all claims identified on Exhibit J as “fall/slip” are covered by Seller’s existing insurance policies.

5.6.5 This Agreement and all documents executed by Seller which are to be delivered to Buyer at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by each person comprising Seller, are or at the time of Closing will be legal, valid, and binding obligations of Seller, and do not and at the time of Closing will not violate any provisions of Seller’s formation or governing documents or any provisions of any agreement or judicial order to which Seller (or any person comprising Seller) is a party or to which Seller or the Property is subject.

5.6.6 The rent roll attached hereto as Exhibit K (“Rent Roll”) identifies all of the tenants, licensees or other occupants of the Property as of the Effective Date, and is true and correct in all material respects as of the Effective Date. Copies of the Leases delivered or made available to Buyer pursuant to this Agreement are true and correct copies of all such Leases and are, to Seller’s actual knowledge, in full force and effect, and to Seller’s actual knowledge there are no other agreements, written or oral, with respect to the tenancies.

5.6.7 To Seller’s knowledge, Seller has not received written notice from any competent governmental agency that there exist Hazardous Materials in, on or under the Property in violation of applicable laws, rules, regulations, ordinances or orders, and to Seller’s knowledge, except for non-friable asbestos containing materials, none exist.

5.6.8 To Seller’s knowledge, Seller is not in default under any of the Leases, any of the Contracts, or any reciprocal easement agreement, and to Seller’s knowledge no tenant is in default under its lease beyond applicable cure periods, except for any monetary delinquencies shown on the Aged Delinquent Report attached hereto as Exhibit L.

5.6.9 To Seller’s knowledge, all operating statements and/or other information pertaining to the income and expenses of the Property delivered or made available to Buyer pursuant to the provisions of this Agreement are true and correct copies, and do not contain any material inaccuracies or omissions.

5.6.10 There are no employees of Seller located at the Property, and there are no vacation, pension obligations or other salary or benefits with respect to any employees of Seller at the Property that would become the obligation of Buyer upon Closing.

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5.6. 11 No tenant or other occupant of the Property has any option or right of first refusal to purchase any portion of the Property.

5.6.12 Attached hereto as Exhibit M is a list of all tenant improvement allowances that will be due to tenants provided the lease requirements therefore are satisfied, that have not been fully paid as of the Effective Date (“Tenant Improvement Allowances”). Seller and Buyer agree that Buyer will receive a credit at Closing in an amount equal to the Tenant Improvement Allowances that remain unpaid at Closing. Notwithstanding anything to the contrary in this Subsection 5.6.12, Seller and Buyer acknowledge that with respect to those Leases fully executed prior to the Effective Date, Seller and Buyer were aware of, and considered the effect of, the Tenant Improvement Allowances identified in Exhibit M attached hereto, and, therefore, there shall be no adjustment in the Purchase Price as a result of the same.

ARTICLE 6

REMEDIES

 6.1 Liquidated Damages; Seller’s Remedies. If the Closing and the consummation of the transaction herein contemplated do not occur as herein provided by reason of any breach of Buyer, which is not cured within ten (10) days after receipt by Buyer of written notice thereof, Buyer and Seller agree that it would be impractical and extremely difficult to estimate the damages that Seller may suffer as a result thereof. Therefore, Buyer and Seller do hereby agree that a reasonable estimate of the total net detriment that Seller would suffer if Buyer breaches this Agreement and fails to complete the purchase of the Property is and shall be, as Seller’s sole and exclusive remedy (whether at law or in equity), and as the full, agreed and liquidated damages for such breach, an amount equal to such portion of the Deposit as Seller has actually received. Upon any such breach by Buyer, unless otherwise specified, this Agreement shall be terminated and neither party shall have any further rights or obligations hereunder, each to the other, except for the right of Seller to collect such liquidated damages from Buyer; provided, however, that this liquidated damages provision shall not limit Seller’s right to (i) receive reimbursement for or recover damages in connection with Buyer’s indemnity of Seller and/or breach of Buyer’s obligations pursuant to Sections 3.2, 3.4 and 4.9, (ii) injunctive relief due to Buyer’s breach of its obligations under this Agreement, and/or (iii) pursue any and all remedies available at law or in equity if, following any termination of this Agreement, Buyer or any party related to or affiliated with Buyer assert any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

 6.2 Buyer’s Remedies. If Seller fails to perform any obligation pursuant to this Agreement for any reason (except due to a failure of any condition set forth in this Agreement or any failure by Buyer to perform hereunder), then Buyer shall elect, as its sole remedy, either to: (i) terminate this Agreement by giving Seller and the Title Company timely written notice of such election prior to or upon the Closing Date, in which case Buyer shall be entitled to a reimbursement of the Deposit; or (ii) enforce specific performance of this Agreement, in which event there shall be no reduction of the Purchase Price and Buyer shall not be entitled to recover any damages (whether actual, direct, indirect, consequential, punitive or otherwise) notwithstanding such failure or breach by Seller, but Buyer shall be entitled to recover from Seller Buyer’s reasonable attorney’s fees if it is successful in any such action. Notwithstanding

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the foregoing, if after any willful default by Seller Buyer is unable to obtain specific performance of Seller’s obligations hereunder because Seller has conveyed title to the Property to a third party, then, and only then, Buyer shall also be entitled to recover from Seller all out-of-pocket costs incurred by Buyer in connection with the Property, not to exceed Two Hundred Thousand Dollars ($200,000.00). For purposes of this Section 6.2, a willful default by Seller shall mean that, except as otherwise expressly permitted by this Agreement, Seller intentionally takes an action contrary to its obligations under this Agreement, or intentionally fails to take an action it is obligated to take under this Agreement, and as a direct result thereof conditions to the Closing are not met and the transaction does not close. Buyer shall be deemed to have elected to terminate this Agreement pursuant to clause (i) hereinabove if Buyer fails to deliver to Seller written notice of its intent to commence an action to assert a claim for specific performance against Seller within ninety (90) days after the scheduled Closing Date, or having given such notice fails to commence such action asserting said claim within ninety (90) days after the date of such notice. Notwithstanding the foregoing to the contrary, no notice of termination given by Buyer hereunder shall be of any force or effect if Seller cures the default within ten (10) days after Seller’s receipt of any such termination notice. If Buyer duly elects to terminate or is deemed to have elected to terminate this Agreement pursuant to clause (i) hereinabove, then Buyer shall and hereby agrees in such event to waive any and all right to file or record any lis pendens or any other lien or encumbrance against the Property or to seek specific performance or other equitable relief or to seek or recover from Seller any damages (including, without limitation, any actual direct, indirect, consequential, punitive or other damages). The foregoing remedies set forth in subclauses (i) and (ii) hereinabove are Buyer’s sole and exclusive remedies with respect to Seller’s default, and Buyer waives any and all other remedies as may be available at law or in equity in connection with such Seller’s default. Any and all covenants and obligations of Seller contained in this Agreement (including, without limitation, any default by Seller of any such obligations and covenants) shall merge into the Deed and other Closing Documents upon the Closing, and shall not survive the Closing, except to the extent otherwise expressly provided elsewhere in this Agreement.

ARTICLE 7

CONDEMNATION

7.1 Condemnation. If, prior to Closing, any governmental authority or other entity having condemnation authority shall institute an eminent domain proceeding with regard to a “Material Portion” of the Real Property (as defined below), and the same is not dismissed prior to the Closing Date, Buyer shall be entitled, as its sole remedy, to terminate this Agreement upon written notice to Seller (i) within fifteen (15) days following notice by Seller to Buyer of such condemnation, or (ii) on the Closing Date, whichever occurs first. If Buyer does not terminate this Agreement pursuant to the preceding sentence, Buyer shall be conclusively deemed to have elected to accept such condemnation and waives any right to terminate this Agreement as a result thereof. For purposes of this Section 7.1, a “Material Portion” shall mean that portion of the Real Property that would result in: (i) an award of Five Million Dollars ($5,000,000.00) or more if taken; (ii) the permanent closing, without replacement, of any currently existing entrance to the Property; or (iii) the loss of more than three percent (3%) of all parking spaces on the Property; or (iv) the loss of parking spaces or other common areas sufficient to give any Major Anchor Tenant the right to terminate its lease. If Buyer elects to terminate this Agreement under this

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Section 7.1, the Deposit shall be returned to Buyer, and neither party to this Agreement shall thereafter have any further rights or obligations hereunder except the obligations and indemnity provided in Sections 3.2, 3.4 and 4.9. If Buyer waives (or is deemed to have waived) the right to terminate this Agreement as a result of such a condemnation, then, despite such condemnation, Seller and Buyer shall proceed to Closing in accordance with the terms of this Agreement with no reduction in the Purchase Price, and the Seller shall assign to Buyer at Closing all of Seller’s right, title and interest in and to all proceeds resulting or to result from said condemnation.

7.2 Nonmaterial Condemnation. If, prior to Closing, a taking or condemnation relating to the Property has occurred, or is threatened, which is not described in Section 7.1, the Closing shall take place as provided in this Agreement with no reduction of the Purchase Price, and Seller shall assign to Buyer at Closing, as part of the Intangible Property, all of Seller’s right, title and interest in and to all proceeds resulting or to result from said condemnation.

ARTICLE 8

CASUALTY DAMAGE

If, prior to the Closing, any of the Improvements shall be damaged by fire or other casualty (collectively, “Casualty”), Seller shall deliver to Buyer written notice (“Casualty Loss Notice”) of such Casualty, together with Seller’s determination as to whether the damage constitutes a Material Damage (as defined below). For the purposes of this Article 8, “Material Damage” shall mean damage to the Improvements which is of such nature that would result in (i) a cost of restoring the same to their condition prior to the Casualty, in Seller’s reasonable determination as provided in the Casualty Loss Notice, equal to or exceeding an amount equal to Five Million Dollars ($5,000,000.00); (ii) the permanent closing, without replacement, of any currently existing entrance to the Property; (iii) the loss of more than three percent (3%) of all parking spaces on the Property; or (iv) the loss of parking spaces or other common areas sufficient to give any Major Anchor Tenant the right to terminate its lease. If, prior to the Closing, the Improvements sustain Material Damage by a Casualty, Buyer may terminate this Agreement by delivering written notice thereof to Seller and Title Company within the earlier of (i) fifteen (15) days after Buyer’s receipt of the Casualty Loss Notice or (ii) the Closing Date. If the Improvements shall be damaged by a casualty which is not a Material Damage, or if Buyer fails to deliver written notice of termination within the time period set forth hereinabove for a Material Damage, then: (A) the parties shall proceed to close this transaction in accordance with the terms of this Agreement; (B) at the Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the deductible under the applicable Seller’s casualty insurance policy; and (C) Seller shall, as part of the Intangible Property, assign to Buyer all of Seller’s rights in the resulting casualty insurance proceeds. If Buyer elects (and has the right) to terminate this Agreement under this Article 8, the Deposit shall be returned to Buyer, and thereafter neither party shall have any further rights or obligations hereunder, except the obligations and indemnity provided in Sections 3.2, 3.4 and 4.9.

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ARTICLE 9

MISCELLANEOUS

 9.1 Entire Agreement. This Agreement contains the entire agreement of the parties hereto. There are no other agreements, oral or written, and this Agreement can be amended only by written agreement signed by the parties hereto, and by reference, made a part hereof.

9.2 Agreement Binding on Parties; Assignment. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Subject to the provisions of the immediately succeeding sentence, Buyer shall not assign its rights under this Agreement without first obtaining Seller’s prior written consent may be given or withheld in Seller’s sole and absolute discretion. Notwithstanding the preceding, Buyer may assign its rights under this Agreement (without being required to obtain Seller’s consent) only upon the following conditions: (i) the Deposit and Additional Deposit (and, if applicable, the Second Additional Deposit) must have been timely delivered in accordance with the applicable provisions of this Agreement; (ii) Buyer’s Notice of Intent to Proceed must have been timely delivered in accordance with the applicable provisions of this Agreement; (iii) Buyer shall remain primarily liable for the performance of Buyer’s obligations under this Agreement; (iv) the assignee shall expressly assume in writing all of Buyer’s obligations under this Agreement; and (vi) Buyer shall deliver to Seller a copy of a fully executed written assignment and assumption agreement between Buyer and such assignee at least five (5) business days prior to the Closing.

 9.3 Notice. Any notice, communication, request, reply or advice (collectively, “Notice”) provided for or permitted by this Agreement to be made or accepted by either party must be in writing. Notice may, unless otherwise provided herein, be given or served (i) by facsimile to the facsimile numbers set forth in Section 1.2 and Section 1.17 above, with confirmation of successful transmission; (ii) by delivering the same to such party, or an agent of such party, in person or by commercial courier, at the address for such party set forth in this Agreement, or (iii) by depositing the same into custody of a nationally recognized overnight delivery service, such as Federal Express or DHL. Notice given in any other manner shall be effective only if and when received by the party to be notified between the hours of 9:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, the addresses of Seller, Buyer, Title Company and Title Company shall, until changed as hereinafter provided, be as set forth in Article 1. The parties hereto shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to the other party.

9.4 Time of the Essence. Time is of the essence in all things pertaining to the performance of this Agreement.

9.5 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Florida.

9.6 Currency. All dollar amounts are expressed in United States currency.

22

 9.7 Section Headings. The section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several sections hereof.

 9.8 Business Days. If any date or any period provided for in this Agreement shall end on a Saturday, Sunday or legal holiday, the applicable date or period shall be extended to the first business day following such Saturday, Sunday or legal holiday.

9.9 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto and any such recordation of this Agreement or memorandum hereto, by Buyer without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon such termination, the Deposit shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations one to the other except the obligations and indemnity provided in Sections 3.2, 3.4 and 4.9.

9.10 Multiple Counterparts. This Agreement may be executed in multiple counterparts (each of which is to be deemed original for all purposes).

9.11 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

9.12 Survival. Unless otherwise expressly provided for in this Agreement, the representations (if any), warranties (if any), indemnification obligations (if any) and covenants (if any) of the parties set forth in this Agreement shall survive consummation of the transaction contemplated by this Agreement and the delivery and recordation of the Deed for one (1) year after the Closing Date. The obligations of Seller pursuant to this Section 9.12, up to but not exceeding Three Million Dollars ($3,000,000), shall be guaranteed by GPLP, pursuant to the form of Guaranty attached hereto as Exhibit N.

9.13 1031 Exchange. Buyer and Seller acknowledge that either party may wish to structure this transaction as a tax deferred exchange of like-kind property within the meaning of Section 1031 of the Internal Revenue Code. Each party agrees to reasonably cooperate with the other party to effect such an exchange; provided, however, that: (i) the cooperating party shall not be required to acquire or take title to any exchange property; (ii) the cooperating party shall not be required to incur any expense (excluding attorneys’ fees) or liability whatsoever in connection with the exchange, including, without limitation, any obligation for the payment of any escrow, title, brokerage or other costs incurred with respect to the exchange; (iii) no substitution of the effectuating party shall release said party from any of its obligations, warranties or representations set forth in this Agreement or from liability for any prior or subsequent default under this Agreement by the effectuating party, its successors, or assigns, which obligations shall continue as the obligations of a principal and not of a surety or guarantor;

23

(iv) the effectuating party shall give the cooperating party at least ten (10) days prior notice of the proposed changes required to effect such exchange and the identity of any party to be substituted in the Escrow; (v) the effectuating party shall be responsible for preparing all additional agreements, documents and escrow instructions (collectively, the “Exchange Documents”) required by the exchange, at its sole cost and expense; (vi) the exchange shall not delay the Closing; and (vii) the effectuating party shall be responsible for making all determinations as to the legal sufficiency, tax considerations and other considerations relating to the proposed exchange, the Exchange Documents and the transactions contemplated thereby, and the cooperating party shall in no event be responsible for, or in any way be deemed to warrant or represent any tax or other consequences of the exchange transaction arising by reason of the cooperating party’s performance of the acts required hereby.

[Signatures pages follow. No further text on this page.]

24

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

“BUYER”

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ Julie Lubin
Name: Julie Lubin
Title: Authorized Signatory

“SELLER”

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
its sole General Partner

By: /s/ Michael P. Glimcher
Michael P. Glimcher
President and Chief Executive Officer

25

EXHIBITS:

EXHIBIT “A”	Contracts

EXHIBIT “B”	Legal Description

EXHIBIT “C”	List of Personal Property

EXHIBIT “D”	List of Due Diligence Materials

EXHIBIT “E”	Form of Tenant Estoppel Certificate

EXHIBIT “F”	Form of Deed

EXHIBIT “G”	Form of Bill of Sale and General Assignment

EXHIBIT “H”	Form of Guaranty of Theatre Lease Obligations

EXHIBIT “I”	Form of Management Agreement

EXHIBIT “J”	List of Litigation

EXHIBIT “K”	Rent Roll

EXHIBIT “L”	Aged Delinquent Report

EXHIBIT “M”	List of pending Tenant Improvement Allowances

EXHIBIT “N”	Form of Guaranty by GPLP of obligations of Seller under Section 9.12

EXHIBIT “O”	Form of Note

EXHIBIT “P”	Pro Forma

26

FIRST AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This First Amendment to Agreement of Sale and Purchase (“Agreement”) is made this 16th day of May, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership (“Seller”) and Somera Capital Management, LLC, a California limited liability company (“Buyer”)

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007 (the “Purchase Agreement”) for the sale and purchase of the Real Property commonly known as “University Mall” in Tampa, Florida (the “Property”); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Additional Deposit and Notice of Intention to Proceed. Section 3.5 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“3.5 Additional Deposit and Notice of Intention to Proceed. On or before May 25, 2007, Buyer shall deliver to Seller Buyer’s Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed”) and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before May 25, 2007 and pay the Additional Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9.”

3.	Interim Covenants of Seller. Section 5.5.2 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“5.5.2 From and after the Effective Date, until May 25, 2007, Seller shall not modify any existing instrument nor enter into a new contract, lease or other material agreement affecting all or any portion of the Property, or the use of it, that is not terminable on thirty (30) days notice, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed. Buyer’s failure to object to any proposed new lease or lease modification within five (5) business days after receipt of Seller’s request for consent shall be deemed an approval by Buyer thereof, provided Seller’s request for consent clearly states in all capital letters in a prominent place the date by which the Lease will be deemed approved if Buyer does not object. From and after May 25, 2007, Seller shall not enter into or extend, renew, modify or replace any Leases or other agreements relating to the Property that are not terminable on thirty (30) days notice without the prior written consent of Buyer, which consent may be withheld in Buyer’s sole discretion. Any and all tenant improvement costs and brokerage commissions payable with respect to any new leases and/or amendments, modifications or renewals of existing Leases which are executed after the Effective Date and approved (or deemed approved) by Buyer hereunder shall be paid by Buyer. Seller shall provide Buyer with copies of all such new Leases and all extensions, renewals, modifications and replacements of existing Leases following execution thereof.”

4.
Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

5.
Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

6.	Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

IN WITNESS WHEREOF, the parties have executed this Amendment this 16th day of May, 2007.

“SELLER”

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By: /s/ George A. Schmidt
George A. Schmidt
Executive Vice President and Chief Investment Officer

“BUYER”

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ David A. Brown
David A. Brown
Manager

SECOND AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Second Amendment to Agreement of Sale and Purchase (“Agreement”) is made this 25th day of May, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership (“Seller”) and Somera Capital Management, LLC, a California limited liability company (“Buyer”)

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007 (the “Purchase Agreement”) for the sale and purchase of the Real Property commonly known as “University Mall” in Tampa, Florida (the “Property”); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Additional Deposit and Notice of Intention to Proceed. Section 3.5 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“3.5 Additional Deposit and Notice of Intention to Proceed. On or before May 30, 2007, Buyer shall deliver to Seller Buyer’s Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed”) and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before May 30, 2007 and pay the Additional Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9.”

3.	Estoppel Certificates. Section 3.6 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“Estoppel Certificates.

3.6.1 On or before June 1, 2007, Seller shall forward an estoppel certificate to all Property tenants, substantially in the form of Exhibit E attached to this Agreement (or the agreed form of estoppel that is attached to a Property tenant’s lease) containing information that is consistent with the information set forth in the applicable tenant lease and the Rent Roll (as defined in Section 5.6.6 below), and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed tenant estoppel certificates from all of the then-current Property tenants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the tenant estoppel certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the Property (which may be waived by Buyer) that at least three (3) business days prior to the Closing Date, Seller shall have delivered to Buyer an executed tenant estoppel certificate, not disclosing any material variance with the information forth in the applicable tenant lease and the Rent Roll, and not alleging any material, uncured default of Seller under such lease (an “Acceptable Tenant Estoppel”) for (a) tenants occupying not less than seventy-five (75%) of the inline leased square footage of the Property; and (b) one hundred percent (100%) of the Major Anchor Tenants (defined as any tenant leasing 25,000 square feet or more of floor space on the Property) (the “Required Tenant Estoppels”). Notwithstanding anything herein to the contrary, if that Seller has been unable to obtain (and deliver to Buyer) the Required Tenant Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required Tenant Estoppel condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required Tenant Estoppels.

3.6.2 On or before June 1, 2007, Seller shall forward to each owner of stores adjoining the Improvements (a “Major Occupant”) an estoppel certificate with respect to any reciprocal easement agreement entered into by such Major Occupant in a form reasonably acceptable to Buyer, containing information that is consistent with the reciprocal easement agreement, and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed estoppel certificates (the “REA Estoppel Certificates”) from all of the then-current Major Occupants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the Estoppel Certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the Property (which may be waived by Buyer) that prior to the Closing Date, Seller deliver to Buyer an executed REA Estoppel Certificate from one hundred percent (100%) of the Major Occupants, not disclosing any material variance with the information forth in the reciprocal easement agreement and not alleging any material, uncured default of Seller under such reciprocal easement agreement (the “Required REA Estoppels”). Notwithstanding anything herein to the contrary, if Seller has been unable to obtain (and deliver to Buyer) all Required REA Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required REA Estoppels condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required REA Estoppels.

3.6.3 Seller agrees to reasonably cooperate with Buyer to obtain from tenants any subordination, non-disturbance and attornment agreements (“SNDAs”) that Buyer’s lender requests; provided, however, that in no event shall Seller be in default hereunder for its failure to obtain all or any SNDA and it shall not be a condition precedent to Buyer’s obligation to purchase the Property that Seller or Buyer obtain any such SNDA.”

4.	Interim Covenants of Seller. Section 5.5.2 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“5.5.2 From and after the Effective Date, until May 30, 2007, Seller shall not modify any existing instrument nor enter into a new contract, lease or other material agreement affecting all or any portion of the Property, or the use of it, that is not terminable on thirty (30) days notice, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed. Buyer’s failure to object to any proposed new lease or lease modification within five (5) business days after receipt of Seller’s request for consent shall be deemed an approval by Buyer thereof, provided Seller’s request for consent clearly states in all capital letters in a prominent place the date by which the Lease will be deemed approved if Buyer does not object. From and after May 30, 2007, Seller shall not enter into or extend, renew, modify or replace any Leases or other agreements relating to the Property that are not terminable on thirty (30) days notice without the prior written consent of Buyer, which consent may be withheld in Buyer’s sole discretion. Any and all tenant improvement costs and brokerage commissions payable with respect to any new leases and/or amendments, modifications or renewals of existing Leases which are executed after the Effective Date and approved (or deemed approved) by Buyer hereunder shall be paid by Buyer. Seller shall provide Buyer with copies of all such new Leases and all extensions, renewals, modifications and replacements of existing Leases following execution thereof.”

5.
Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

6.
Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

7.	Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 25th day of May, 2007.

“SELLER”

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By: /s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President

“BUYER”

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ Julie Lubin

Title: Executive Vice President, Finance

THIRD AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Third Amendment to Agreement of Sale and Purchase (“Agreement”) is made this 30th day of May, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership (“Seller”) and Somera Capital Management, LLC, a California limited liability company (“Buyer”)

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, and as further amended by that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007 (the “Purchase Agreement”) for the sale and purchase of the Real Property commonly known as “University Mall” in Tampa, Florida (the “Property”); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Additional Deposit and Notice of Intention to Proceed. Section 3.5 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“3.5 Additional Deposit and Notice of Intention to Proceed. On or before May 31, 2007, Buyer shall deliver to Seller Buyer’s Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed”) and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before May 31, 2007 and pay the Additional Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9.”

3.	Estoppel Certificates. Section 3.6 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“Estoppel Certificates.

3.6.1 On or before June 2, 2007, Seller shall forward an estoppel certificate to all Property tenants, substantially in the form of Exhibit E attached to this Agreement (or the agreed form of estoppel that is attached to a Property tenant’s lease) containing information that is consistent with the information set forth in the applicable tenant lease and the Rent Roll (as defined in Section 5.6.6 below), and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed tenant estoppel certificates from all of the then-current Property tenants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the tenant estoppel certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the Property (which may be waived by Buyer) that at least three (3) business days prior to the Closing Date, Seller shall have delivered to Buyer an executed tenant estoppel certificate, not disclosing any material variance with the information forth in the applicable tenant lease and the Rent Roll, and not alleging any material, uncured default of Seller under such lease (an “Acceptable Tenant Estoppel”) for (a) tenants occupying not less than seventy-five (75%) of the inline leased square footage of the Property; and (b) one hundred percent (100%) of the Major Anchor Tenants (defined as any tenant leasing 25,000 square feet or more of floor space on the Property) (the “Required Tenant Estoppels”). Notwithstanding anything herein to the contrary, if that Seller has been unable to obtain (and deliver to Buyer) the Required Tenant Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required Tenant Estoppel condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required Tenant Estoppels.

3.6.2 On or before June 2, 2007, Seller shall forward to each owner of stores adjoining the Improvements (a “Major Occupant”) an estoppel certificate with respect to any reciprocal easement agreement entered into by such Major Occupant in a form reasonably acceptable to Buyer, containing information that is consistent with the reciprocal easement agreement, and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed estoppel certificates (the “REA Estoppel Certificates”) from all of the then-current Major Occupants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the Estoppel Certificates, provided, however, that it shall be a condition precedent to Buyer’s obligation to purchase the Property (which may be waived by Buyer) that prior to the Closing Date, Seller deliver to Buyer an executed REA Estoppel Certificate from one hundred percent (100%) of the Major Occupants, not disclosing any material variance with the information forth in the reciprocal easement agreement and not alleging any material, uncured default of Seller under such reciprocal easement agreement (the “Required REA Estoppels”). Notwithstanding anything herein to the contrary, if Seller has been unable to obtain (and deliver to Buyer) all Required REA Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required REA Estoppels condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required REA Estoppels.

3.6.3 Seller agrees to reasonably cooperate with Buyer to obtain from tenants any subordination, non-disturbance and attornment agreements (“SNDAs”) that Buyer’s lender requests; provided, however, that in no event shall Seller be in default hereunder for its failure to obtain all or any SNDA and it shall not be a condition precedent to Buyer’s obligation to purchase the Property that Seller or Buyer obtain any such SNDA.”

4.	Interim Covenants of Seller. Section 5.5.2 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“5.5.2 From and after the Effective Date, until May 31, 2007, Seller shall not modify any existing instrument nor enter into a new contract, lease or other material agreement affecting all or any portion of the Property, or the use of it, that is not terminable on thirty (30) days notice, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed. Buyer’s failure to object to any proposed new lease or lease modification within five (5) business days after receipt of Seller’s request for consent shall be deemed an approval by Buyer thereof, provided Seller’s request for consent clearly states in all capital letters in a prominent place the date by which the Lease will be deemed approved if Buyer does not object. From and after May 31, 2007, Seller shall not enter into or extend, renew, modify or replace any Leases or other agreements relating to the Property that are not terminable on thirty (30) days notice without the prior written consent of Buyer, which consent may be withheld in Buyer’s sole discretion. Any and all tenant improvement costs and brokerage commissions payable with respect to any new leases and/or amendments, modifications or renewals of existing Leases which are executed after the Effective Date and approved (or deemed approved)

by Buyer hereunder shall be paid by Buyer. Seller shall provide Buyer with copies of all such new Leases and all extensions, renewals, modifications and replacements of existing Leases following execution thereof.”

5.
Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

6.
Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

7.	Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 30th day of May, 2007.

“SELLER”

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By: /s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President

“BUYER”

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ Julie Lubin

Title: Executive Vice President, Finance

FOURTH AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Fourth Amendment to Agreement of Sale and Purchase ("Agreement") is made this 31st day of May, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership ("Seller") and Somera Capital Management, LLC, a California limited liability company ("Buyer")

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007, and that certain Third Amendment to Agreement of Sale and Purchase dated May 30, 2007 (the "Purchase Agreement") for the sale and purchase of the Real Property commonly known as "University Mall" in Tampa, Florida (the "Property"); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows;

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Additional Deposit and Notice of Intention to Proceed. Section 3.5 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

"3.5 Additional Deposit and Notice of Intention to Proceed. On or before June 1, 2007, Buyer shall deliver to Seller Buyer's Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed") and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before June 1, 2007 and pay the Additional Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9."

3.	Estoppel Certificates. Section 3.6 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

"Estoppel Certificates.

3.6.1 On or before June 5, 2007, Seller shall forward an estoppel certificate to all Property tenants, substantially in the form of Exhibit E attached to this Agreement (or the agreed form of estoppel that is attached to a Property tenant's lease) containing information that is consistent with the information set forth in the applicable tenant lease and the Rent Roll (as defined in Section 5.6.6 below), and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed tenant estoppel certificates from all of the then-current Property tenants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the tenant estoppel certificates, provided, however, that it shall be a condition precedent to Buyer's obligation to purchase the Property (which may be waived by Buyer) that at least three (3) business days prior to the Closing Date, Seller shall have delivered to Buyer an executed tenant estoppel certificate, not disclosing any material variance with the information forth in the applicable tenant lease and the Rent Roll, and not alleging any material, uncured default of Seller under such lease (an "Acceptable Tenant Estoppel") for (a) tenants occupying not less than seventy-five (75%) of the inline leased square footage of the Property; and (b) one hundred percent (100%) of the Major Anchor Tenants (defined as any tenant leasing 25,000 square feet or more of floor space on the Property) (the "Required Tenant Estoppels"). Notwithstanding anything herein to the contrary, if that Seller has been unable to obtain (and deliver to Buyer) the Required Tenant Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required Tenant Estoppel condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required Tenant Estoppels.

3.6.2 On or before June 5, 2007, Seller shall forward to each owner of stores adjoining the Improvements (a "Major Occupant") an estoppel certificate with respect to any reciprocal easement agreement entered into by such Major Occupant in a form reasonably acceptable to Buyer, containing information that is consistent with the reciprocal easement agreement, and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed estoppel certificates (the "REA Estoppel Certificates") from all of the then-current Major Occupants.

Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller he in default hereunder for its failure to obtain all or any of the Estoppel Certificates, provided, however, that it shall be a condition precedent to Buyer's obligation to purchase the Property (which may be waived by Buyer) that prior to the Closing Date, Seller deliver to Buyer an executed REA Estoppel Certificate from one hundred percent (100%) of the Major Occupants, not disclosing any material variance with the information forth in the reciprocal easement agreement and not alleging any material, uncured default of Seller under such reciprocal easement agreement (the "Required REA Estoppels"). Notwithstanding anything herein to the contrary, if Seller has been unable to obtain (and deliver to Buyer) all Required REA Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required REA Estoppels condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required REA Estoppels.

3.6.3 Seller agrees to reasonably cooperate with Buyer to obtain from tenants any subordination, non-disturbance and attornment agreements ("SNDAs") that Buyer's lender requests; provided, however, that in no event shall Seller be in default hereunder for its failure to obtain all or any SNDA and it shall not be a condition precedent to Buyer's obligation to purchase the Property that Seller or Buyer obtain any such SNDA."

4.
Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

5.
Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

6.	Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 31st day of May, 2007.

"SELLER"

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By:  /s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President

"BUYER"

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ Julie Lubin
Julie Lubin
Executive Vice President - Finance

FIFTH AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Fifth Amendment to Agreement of Sale and Purchase ("Amendment") is made this 1st day of June, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership ("Seller") and Somera Capital Management, LLC, a California limited liability company ("Buyer")

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007, that certain Third Amendment to Agreement of Sale and Purchase dated May 30, 2007, and that certain Fourth Amendment to Agreement of Sale and Purchase dated May 31, 2007 (the "Purchase Agreement") for the sale and purchase of the Real Property commonly known as "University Mall" in Tampa, Florida (the "Property"); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Additional Deposit and Notice of Intention to Proceed. Section 3.5 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

"3.5 Additional Deposit and Notice of Intention to Proceed. On or before June 4, 2007, Buyer shall deliver to Seller Buyer's Notice of intention to proceed with the closing on the purchase of the Property ("Notice of Intention to Proceed") and, within one (1) business day after such delivery, deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not give the Notice of Intention to Proceed on or before June 4, 2007 and pay the Additional

Deposit to the Title Company within one (1) business day after such delivery, this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9."

3.	Estoppel Certificates. Section 3.6 of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in its place:

"Estoppel Certificates.

3.6.1 On or before June 8, 2007, Seller shall forward an estoppel certificate to all Property tenants, substantially in the form of Exhibit E attached to this Agreement (or the agreed form of estoppel that is attached to a Property tenant's lease) containing information that is consistent with the information set forth in the applicable tenant lease and the Rent Roll (as defined in Section 5.6.6 below), and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed tenant estoppel certificates from all of the then-current Property tenants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the tenant estoppel certificates, provided, however, that it shall be a condition precedent to Buyer's obligation to purchase the Property (which may be waived by Buyer) that at least three (3) business days prior to the Closing Date, Seller shall have delivered to Buyer an executed tenant estoppel certificate, not disclosing any material variance with the information forth in the applicable tenant lease and the Rent Roll, and not alleging any material, uncured default of Seller under such lease (an "Acceptable Tenant Estoppel") for (a) tenants occupying not less than seventy-five (75%) of the inline leased square footage of the Property; and (b) one hundred percent (100%) of the Major Anchor Tenants (defined as any tenant leasing 25,000 square feet or more of floor space on the Property) (the "Required Tenant Estoppels"). Notwithstanding anything herein to the contrary, if that Seller has been unable to obtain (and deliver to Buyer) the Required Tenant Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required Tenant Estoppel condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required Tenant Estoppels.

3.6.2 On or before June 8, 2007, Seller shall forward to each owner of stores adjoining the Improvements (a "Major Occupant") an estoppel certificate with respect to any reciprocal easement agreement entered into by such Major Occupant in a form reasonably acceptable to Buyer, containing information that is consistent with the reciprocal easement agreement, and thereafter use reasonable efforts to obtain, prior to the Closing Date, executed estoppel certificates (the "REA Estoppel

Certificates") from all of the then-current Major Occupants. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Seller be in default hereunder for its failure to obtain all or any of the Estoppel Certificates, provided, however, that it shall be a condition precedent to Buyer's obligation to purchase the Property (which may be waived by Buyer) that prior to the Closing Date, Seller deliver to Buyer an executed REA Estoppel Certificate from one hundred percent (100%) of the Major Occupants, not disclosing any material variance with the information forth in the reciprocal easement agreement and not alleging any material, uncured default of Seller under such reciprocal easement agreement (the “Required REA Estoppels"). Notwithstanding anything herein to the contrary, if Seller has been unable to obtain (and deliver to Buyer) all Required REA Estoppels at least three (3) business days prior to the Closing Date, and Buyer is not willing to waive the Required REA Estoppels condition, then either party shall have the right to delay the Closing Date by up to thirty (30) days in order for Seller to continue to attempt to obtain the missing Required REA Estoppels.

3.6.3 Seller agrees to reasonably cooperate with Buyer to obtain from tenants any subordination, non-disturbance and attomment agreements ("SNDAs") that Buyer's lender requests; provided, however, that in no event shall Seller be in default hereunder for its failure to obtain all or any SNDA and it shall not be a condition precedent to Buyer's obligation to purchase the Property that Seller or Buyer obtain any such SNDA."

4.
Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

5.
Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

6.	Effect of Amendment. Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 31st day of May, 2007.

"SELLER"

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By:  /s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President

"BUYER"

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By: /s/ Julie Lubin
Julie Lubin
Executive Vice President - Finance

SIXTH AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Sixth Amendment to Agreement of Sale and Purchase ("Amendment") is made this 4th day of June, 2007, by and between Glimcher University Mall Limited Partnership, a • Delaware limited partnership ("Seller") and Somera Capital Management, LLC, a California limited liability company ("Buyer")

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007, that certain Third Amendment to Agreement of Sale and Purchase dated May 30, 2007, and that certain Fourth Amendment to Agreement of Sale and Purchase dated May 31, 2007, and that certain Fifth Amendment to Agreement of Purchase and Sale dated June 1, 2007 (the 'Purchase Agreement") for the sale and purchase of the Real Property commonly known as "University Mall" in Tampa, Florida (the "Property"); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1. Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

 2. Additional Deposit and Notice of Intention to Proceed. Upon execution and delivery by Seller and Buyer of this Amendment, Buyer will be deemed to have delivered its Notice of Intention to Proceed pursuant to Section 3.5 of the Purchase Agreement, subject to the terms and conditions of the Purchase Agreement. Notwithstanding anything in the Purchase Agreement to the contrary, on or before June 5, 2007, Buyer shall deposit the Additional Deposit in escrow with the Title Company, by wire transfer. If Buyer does not pay the Additional Deposit to the Title Company on or before June 5, 2007 this Agreement shall automatically terminate, the Deposit shall be paid to Seller and thereafter the parties shall have no further liabilities under this Agreement except pursuant to the obligations and indemnity set forth in Sections 3.2, 3.4 and 4.9.

 3. Firestone Site. On or before June 6, 2007, Seller shall deliver to BFS Retail & Commercial Operations, LLC ("Firestone") a notice in substantially the form of Exhibit A attached to this Amendment.

4. Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

5. Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

6. Effect of Amendment. Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written,

[End of Text - Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 4th day of June, 2007.

"SELLER"

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.,
a Delaware corporation,
Its sole General Partner

By:	/s/ George Schmidt George Schmidt Executive Vice President

"BUYER"

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By:	/s/ Julie Lubin Julie Lubin Executive Vice President - Finance

SEVENTH AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Seventh. Amendment to Agreement of Sale and Purchase (“Amendment”) is made this 13th day of June, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership ("Seller") and Somera Capital Management, LLC, a California limited liability company ("Buyer").

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007, that certain Third Amendment to Agreement of Sale and Purchase dated May 30, 2007, that certain Fourth Amendment to Agreement of Sale and Purchase dated May 31, 2007, that certain Fifth Amendment to Agreement of Purchase and Sale dated June 1, 2007 and that certain Sixth Amendment to Agreement of Purchase and Sale dated June 4, 2007 (the "Purchase Agreement") for the sale and purchase of the Real Property commonly known as "University Mall" located in Tampa, Florida (the "Property"); and

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Buyer, intending to be legally bound, do hereby agree as follows:

1.  Preamble and Recitals Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.  Correction of Closing Date.

a.	Section 1.4 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

'"Closing Date" means not later than June 28, 2007, subject to extension as provided in Section 4.2 (or any other date which is approved in writing by both Buyer and Seller.'

b.	Section 4.2 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

"Closing Date. The Closing shall occur through Escrow on the Closing Date. At Buyer's election, Buyer may postpone the Closing Date from June 28, 2007 to July 12, 2007 by causing the following to occur on or before June 27, 2007: (i) delivery to Seller of Buyer's Notice of its election to postpone Closing; and (ii) payment into escrow with the Title Company, by wire transfer, of the sum of One Million Dollars ($1,000,000.00) (the "Second Additional Deposit"). Upon receipt by the Title Company, the Second Additional Deposit shall be deemed included in the Deposit for all purposes under this Agreement."

3.  Facsimile Signatures: Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

4.  Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

5.  Effect of Amendment. Except as amended herein, ail terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Amendment this 13th day of June, 2007.

"SELLER"

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	GLIMCHER TAMPA, INC., a Delaware corporation,
Its sole General Partner

By:	Kim A. Rieck Kim A. Rieck Senior Vice President

"BUYER"

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By:	David A. Brown David A. Brown Manager

EXHIBIT B

LEGAL DESCRIPTION

PARCEL I (TRACT 1)
A parcel consisting of part of the Southeast Quarter of Section 7 and part of the Southwest Quarter of Section 8, Township 28 South, Range 19 East, Hillsborough County, Florida, described as follows:
From the Southeast corner of said Section 7, run North 00° 08' 00" East along the East boundary of said Southeast Quarter of Section 7 for a distance of 71.28 feet to a point, which point is on the North right-of-way line of State Road 582; thence run North 89° 46' 02" West along said North right-of-way line for a distance of 250.40 feet; thence run South 00° 13' 58" West along said right-of-way line for a distance of 10.00 feet; thence run North 89° 46' 02" West along said right-of-way line for a distance of 167.33 feet to the principal point and place of beginning of the following description; thence continuing along said North line North 89° 46' 02" West for a distance of 15.56 feet to a point; thence North 00° 10' 49" East a distance of 186.22 feet to a point; thence North 89° 39' 23" West for a distance of 248.16 feet to a point; thence South 00° 22' 13" West for a distance of 186.70 feet to a point on the North right-of-way line of Fowler Avenue (State Route 582); thence run with said right-of-way North 89° 46' 02" West for a distance of 622.12 feet to a point which is 30.00 feet East of the West boundary of the Southeast Quarter of the Southeast Quarter of Section 7; thence run North 00° 09' 30" East parallel to said West boundary of the Southeast Quarter of the Southeast Quarter of Section 7 for a distance of 403.94 feet; thence North 89° 46' 02" West for a distance of 30.00 feet to a point on the West boundary of the Southeast Quarter of the Southeast Quarter of Section 7; thence run North 00° 09' 30" East along said west boundary of the Southeast Quarter of the Southeast Quarter of Section 7 for a distance of 844.91 feet to a point which is 25.00 feet South of the North boundary of said Southeast Quarter of the Southeast Quarter of Section 7; thence run South 89° 34' 59" East parallel to said North boundary of the Southeast Quarter of the Southeast Quarter of Section 7 for a distance of 399.99 feet; thence run Northeasterly along the arc of a curve to the left (radius -310.00 feet) for a distance of 162.32 feet (chord - 160.47 feet, chord bearing North 75° 25' 01" East); thence run North 60° 25' 01" East for a distance of 363.00 feet; thence 97.33 feet along an arc to the right having a radius of 410.00 feet and a chord of 97.11 feet bearing North 67° 13' 05" East; thence run North 00° l3' 58" East for a distance of 88.72 feet to a point; thence run South 89° 34' 59" East for a distance of 3.33 feet to a point; thence run North 00° 07' 35" East for a distance of 482.33 feet to a point; thence run South 89° 46' 02" East for a distance of 1035.23 feet to a point; thence run South 00° 03' 54" East for a distance of 114.46 feet; thence run South 89° 56' 57" West for a distance of 140.01 feet; thence run South 42° 55' 38" West for a distance of 20.01 feet; thence run North 89° 45' 51" West for a distance of 494.43 feet; thence run South 00° 07' 46" West for a distance of 26.25 feet; thence run South 43° 15' 06" East for a distance of 46.72 feet; thence run South 89° 45' 51" East for a distance of 174.51 feet; thence run South 00° 03' 55" East for a distance of 276.97 feet; thence run North 89° 46' 02" West for a distance of 82.84 feet to a point; thence run North 00° 13' 58" East for a distance of 9.00 feet to a point; thence run North 89° 46' 02" West for a distance of 94.50 feet to a point; thence run South 00°

13' 58" West for a distance of 9.00 feet to a point; thence run North 89° 46' 02" West for a distance of 407.49 feet to a point; thence run South 00° 13' 58" West for a distance of 194.48 feet to a point; thence run North 89° 51' 48" West for a distance of 83.49 feet; thence run South 00° 08' 12" West for a distance of 202.71 feet; thence run South 89° 51' 48" East for a distance of 18.00 feet; thence run South 00° 08' 12" West for a distance of 36.00 feet; thence run South 89° 51'48" East for a distance of 42.25 feet; thence run South 00° 08' 12" West for a distance of 4.72 feet; thence run South 89° 46' 02" East for a distance of 281.88 feet to a point; thence run North 00° 13' 58" East for a distance of 89.65 feet to a point; thence run South 89° 46' 02" East for a distance of 21.00 feet to a point; thence run South 00° 13' 58" West for a distance of 34.64 feet to a point; thence run South 89° 46' 02" East for a distance of 278.97 feet to a point; thence run South 00° 13' 58" West for a distance of 179.74 feet to a point; thence run South 89° 46' 02" East for a distance of 50.00 feet to a point; thence run North 00° 13' 58" East for a distance of 17.50 feet to a point; thence run South 89° 46' 02" East for a distance of 77.66 feet to a point; thence run South 48° 57' 07.7" East for a distance of 72.67 feet to a point; thence run South 89° 46' 02" East for a distance of 267.00 feet to a point; thence run North 21° 26' 35" East for a distance of 134.08 feet to a point; thence North 00° 13' 58" East for a distance of 423.83 feet to a point; thence run South 45° 01' 08" East for a distance of 108.85 feet to a point; thence run 288.60 feet along an arc to the right having a radius of 1080.00 feet and a chord of 287.74 feet bearing South 67° 40' 27.6" East; thence run South 60° 01' 08" East for a distance of 266.78 feet to a point which is 25.00 feet South of the North boundary of said Southwest Quarter of the Southwest Quarter of Section 8; thence run North 89° 58' 52" East, parallel to said North Boundary of the Southwest Quarter of the Southwest Quarter of Section 8, for a distance of 60.00 feet to a point on the East boundary of said Southwest Quarter of the Southwest Quarter of Section 8; thence run South 00° 08' 05" West along said East boundary of the Southwest Quarter of the Southwest Quarter of Section 8, for a distance of 1249.92 feet to a point on said North right-of-way line; thence run North 89° 47' 00" West along said North right-of-way line for a distance of 60.00 feet; thence run North 00° 08' 05" East, parallel to said East boundary of the Southwest Quarter of the Southwest Quarter of Section 8, for a distance of 1197.21 feet; thence run North 60° 01' 08" West for distance of 261.14 feet to a point; thence run North 65° 01' 08" West for a distance of 203.07 feet to a point; thence run North 75° 01' 08" West for a distance of 142.66 feet to a point; thence run South 00° 13' 58" West for a distance of 252.59 feet to a point; thence run North 89° 46' 02" West for a distance of 14.66 feet to a point; thence run South 00° 13' 58" West for a distance of 975.78 feet to a point; thence run South 89° 46' 00" East for a distance of 43.42 feet to a point; thence run South 24° 02' 00" East for a distance of 57.75 feet to a point; thence run South 00° 13' 00" West for a distance of 167.25 feet to a point on the North right-of-way line of Fowler Avenue (State Route 582); thence run North 89° 47' 00" West along said North line for a distance of 225.70 feet to a point; thence run North 00° 08' 00" East for a distance of 184.62 feet to a point; thence run North 89° 39' 54" West for a distance of 182.29 feet to a point; thence run South 00° 08' 00" West for a distance of 10.00 feet; thence run North 89° 47' 00" West for a distance of 335.00 feet to a point; thence South 00' 08' 00" West for a distance of 175.00 feet to a point on the aforementioned North right-of-way line; thence run North 89° 47' 00" West along said North line for a distance of 30.00 feet to a point: thence run North 00° 08' 00" East for a distance of 199.07 feet to a point; thence run South 89° 47' 00" East for a distance of 350.07 feet to a point; thence run North 00° 13' 00" East for a distance of 350.00 feet to a point; thence run North 89° 46' 02" West for a distance of 241.99 feet to a point; thence run North 00° 13' 58" East for a distance of 38.00 feet to a point; thence run North 89° 46' 02" West for a distance of 15.00 feet to a point; thence run North 00° 13' 58" East for a distance of 95.16 feet to a point; thence run North 89° 46' 02" West for a distance of 75.00 feet to a point; thence run North 00° 13' 58" East for a distance of 50.00 feet to a point; thence run North 89° 46' 02" West for a distance of 127.00 feet to a point; thence run South 00° 13' 58" West for a distance of 50.00 feet to a point; thence run North 89° 46' 02" West for a distance of 100.00 feet to a point; thence run South 00° 13' 58" West for a distance of 70.00 feet to a point; thence run North 89° 46' 02" West for a distance of 100.00 feet to a point: thence run South 00° 13' 58" West for a distance of 76.16 feet to a point; thence run North 89° 46' 02" West for a distance of 108.38 feet to a point; thence run South 00° 13' 58" West for a distance of 536.17 feet to the POINT OF BEGINNING.
Containing 54.230 acres, more or less. (All acreage referred to herein is for information purposes only)
Bearings are based on the East Line of the Southeast Quarter of Section 7, Township 21 South, Range 19 East, as being North 00° 08' 00" East, per Official Record Book 2795, Page 119, of the Public Records of Hillsborough County, Florida.

PARCEL II (TRACT 3)
A parcel consisting of part of the Southwest Quarter of Section 8, Township 28 South, Range 19 East, Hillsborough County, Florida, described as follows:
Commence at the Southwest corner of Section 8, Township 28 South, Range 19 East, thence run North 00° 08' 00" East for a distance of 61.28 feet to a point in the right-of-way of said Fowler Avenue; thence, with said right-of-way, run South 89° 47' 00" East for a distance of 365.00 feet to the POINT OF BEGINNING; thence run North 00° 08' 00" East for a distance of 175.00 feet to a point; thence run North 00° 08' 00" East for a distance of 10.00 feet to a point; thence run South 89° 39' 54" East for a distance of 182.29 feet to a point; thence run South 00° 08' 00" West for a distance of 184.62 feet to a point in the said right-of-way of Fowler Avenue; thence, with said right-of-way, run North 89° 47' 00" West for a distance of 182.30 feet to the POINT OF BEGINNING.
Containing 0.773 acres, more or less. (All acreage referenced herein is for information purposes only)

Bearings are based on the East Line of the Southeast Quarter of Section 7, Township 28 South, Range 19 East, as being North 00° 08' 00" East, per Official Record Book 2795, Page 119, of the Public Records of Hillsborough County, Florida.

PARCEL III (TRACT 4) - INTENTIONALLY DELETED

PARCEL IV (TRACT 5) - INTENTIONALLY DELETED

PARCEL V
An Access Easement for the benefit of Parcel I, for purposes of ingress and egress as set forth in instrument recorded July 23, 1982 in Official Record Book 3975, Page 1882, of

the Public Records of Hillsborough County, Florida, described as follows:
A parcel consisting of part of the Southeast 1/4 of Section 7, and part of the Southwest 1/4 of Section 8, Township 28 South, Range 19 East, Hillsborough County, Florida, described as follows: From the Northeast corner of the Northwest 1/4 of the Southwest 1/4 of said Section 8, thence North 89° 56' 41" West along the North line of the Northwest 1/4 of the Southwest 1/4 of said Section 8 a distance of 1331.73 feet to the Northeast corner of the Northeast 1/4 of the Southeast 1/4 of Section 7, said point also being the principal point and place of beginning of the following description:
Thence South 89° 56' 41" East along the North line of the Northwest 1/4 of the Southwest 1/4 of said Section 8, a distance of 30.00 feet to a point; thence South 0° 07' 35" West a distance of 523.92 feet to a point; thence North 89° 46' 02" West a distance of 60.00 feet to a point; thence North 0° 07' 35" East a distance of 523.74 feet to a point on the North line of the Northeast 1/4 of the Southeast 1/4 of Section 7; thence South 89° 41' 16" East along said North line a distance of 30.00 feet to the Point of Beginning.
Containing 0.72 acres of land, more or less, but subject to all legal highways and easements of record. (All reference to acreage is for informational purposes only) Easements for use of common areas as set forth in Article 24 of the Amended and Restated Operating Agreement by and among University Square Partners, Allied Stores General Real Estate Company, Sears, Roebuck & Co., Dillard Department Stores, Inc., Construction Developers, Incorporated, and Montgomery Ward Land Corporation dated September 5, 1995 and recorded December 2, 1996 in Official Record Book 8371, Page 635, of the Public Records of Hillsborough County, Florida.

PARCEL VII
Non-Exclusive Easement for ingress and egress created by that certain Memorandum of Agreement between University Square Associates and G. A. Investments, Inc., dated February 4, 1980 and recorded in Official Record Book 3627, Page 399, as corrected by Corrective Agreement, dated March 17, 1981 and recorded in Official Record Book 3807, Page 713, both of the Public Records of Hillsborough County, Florida, over and across the following described parcel of land:
A tract of land in the Southwest 1/4 of Section 8, Township 28 South, Range 19 East, Hillsborough County, Florida, being described as follows:
For a point of reference commence at the Southwest corner of Section 8, Township 28 South, Range 19 East; run thence with the West boundary of Section 8, North 00° 08' 00" East, 61.28 feet to a point on the North right-of-way line of Fowler Avenue as established on September 27, 1967; thence with said right-of-way line South 89° 47' 00" East, 205.00 feet for a point of beginning:
Thence North 00° 08' 00" East, 175.00 feet; thence South 89° 47' 00" East, 30.00 feet; thence South 00° 08' 00" West, 175.00 feet to the North right-of-way line of Fowler Avenue; thence with said right-of-way line North 89° 47' 00" West, 30.00 feet to the point of beginning.

EXHIBIT G
FORM OF BILL OF SALE

EXHIBIT "G"

BILL OF SALE AND GENERAL ASSIGNMENT

This BILL OF SALE AND GENERAL ASSIGNMENT ("Assignment") is made and entered into as of the ____ day of, ______________2006 ("Effective Date"), by and between GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP, a Delaware limited partnership, ("Assignor") and _______________,  a ________________ ("Assignee").

RECITALS:

A. Assignor and Assignee entered into that certain Agreement of Sale and Purchase and Joint Escrow Instructions dated ________________, 2006 ("Agreement") with respect to the sale of the "Property" described therein.

B. Assignor desires to assign and transfer to the Assignee all of Assignor's right, title and interest in and to the Intangible Property, Contracts, Leases, Security Deposits and Personal Property, as such terms are defined in the Agreement, and Assignee desire to accept such assignment and to assume and perform all of Assignor's covenants and obligations in and under the Contracts and Leases from and after the date hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Intangible Property, Contracts, Leases, Security Deposits and Personal Property.

2. Assignee hereby accepts the above assignment and expressly assume and covenant to keep, perform, fulfill and discharge all of the terms, covenants, conditions and obligations required to be kept, performed, fulfilled and discharged by Assignor under the Contracts and the Leases from and after the date hereof. A list of the Contracts and Leases to be assigned by Assignor to Assignee and assumed by Assignee is set forth on Schedule "1" to this Assignment.

3. Assignor represents and warrants to Assignee:
(a)	that Assignor is the owner and holder of the lessor interest in and to the Leases and has the full right, power and authority to assign the same as herein provided; and
(b)	that there are no leases, tenancies, occupancies, licenses, concessions, offers to lease, letters of intent or other like commitments affecting the Property, except for the Leases.
(c)
that the Intangible Property and the Personal Property are free and clear from all encumbrances and that Assignor does warrant and will forever defend the same to Assignee against the lawful claims and demands of all persons whatsoever;

4. Indemnification.
(a)
By Assignor. Assignor hereby agrees to defend, indemnify and hold harmless Assignee from and against all liability, loss, cost, damage or expense arising out of or resulting from the breach by Assignor of: (i) any of Assignor's representations or warranties contained herein; or (ii) any obligations of

Assignor under the Contracts, or as landlord under the Leases, arising prior to the Effective Date.
(b)
By Assignee. Assignee hereby agrees to defend, indemnify and hold harmless Assignor from and against all liability, loss, cost, damage or expense arising out of or resulting from any obligations of Assignee under the Contracts, or as landlord under the Leases, arising from and after the Effective Date.

5. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective legal representatives, successors, and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

"ASSIGNOR"

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By GLIMCHER TAMPA, INC.,
a Delaware corporation, its sole General Partner

By: /s/ Michael P. Glimcher
Michael P. Glimcher
President and Chief Executive Officer
"ASSIGNEE" ____________________________________________

SCHEDULE "1" TO BILL OF SALE

EXHIBIT "H”

FORM OF GUARANTY OF LEASE

Ohio Entertainment Corporation (Tenant”) is the tenant under that certain Lease dated February 1, 1995, as amended, between Tenant and Somera Capital Management, LLC, as Landlord (“Somera”), for premises located in University Mall, Tampa, Florida (“Theatre Lease”). Tenant is a wholly owned subsidiary of Glimcher Properties Limited Partnership ("Guarantor”). In consideration of Somera closing on the purchase of University Mall, Guarantor hereby unconditionally and absolutely guarantees unto Somera, it successors and assigns, the full, prompt and complete payment by Tenant of the Annual Minimum Rental only due under the Theatre Lease for the current term thereof, that expires December 31, 2011, in the amount of One Million, Fifty-four Thousand Sixty-eight Dollars ($1,054,068) per year, if, and only if, Tenant fails to pay the same after commercially reasonable collections attempts by Somera. Guarantor shall have no obligation for the performance of any other obligation of Tenant under the Theatre Lease.

Guarantor’s obligations hereunder are subject to any and all defenses to any claims that are available to Tenant under the Theatre Lease.

This Guaranty shall be binding upon Guarantor, Guarantor's successors and assigns, and shall inure to the benefit of Somera, its successors and assigns, and to the benefit of any successor to the interest of Somera under the Lease.

Signed And Acknowledged
In The Presence Of:

GUARANTOR:

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP
a Delaware limited partnership

By: GLIMCHER TAMPA, INC.
a Delaware corporation, its sole General Partner

By: /s/ George A. Schmidt
George A. Schmidt
Executive Vice President

MANAGEMENT AGREEMENT

by and between

[TBD], LLC

as Owner

And

GLIMCHER PROPERTIES LIMITED PARTNERSHIP

as Manager

for

UNIVERSITY MALL

TAMPA, FLORIDA

TABLE OF CONTENTS

xxxxx

i

MANAGEMENT AGREEMENT

THIS AGREEMENT made as of the ____ day of _______________ 2007 (hereinafter referred to as the "Effective Date"), by and between,      [TBD]       LLC, a ______________ limited liability company (hereinafter referred to as "Owner"), and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("GPLP" or "Manager").

RECITALS

A.
Owner is the fee owner of certain lands situated in the City of Tampa, Hillsborough County, Florida (hereinafter referred to as the 'Premises") on which is situated an enclosed regional mall shopping center generally known as University Mall (hereinafter referred to as "Shopping Center"); and

B.	Manager is experienced in providing management services to shopping centers, which management services are more particularly described in Article 2 hereof; and

C.	Owner, and Manager desire to provide herein for the management, operation, and maintenance, of the Shopping Center.

NOW THEREFORE, in consideration of the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

ARTICLE 1
TERM

1.1 TERM: The term of this Agreement shall commence on the Effective Date and shall continue until the earlier to occur of: (i) ____________, 2008 (date that is 12 months from the closing date); or (ii) a termination pursuant to the provisions of Section 7.13 below. Thereafter, this Agreement shall continue on a month-to-month basis and either party shall have the right to terminate this Agreement upon thirty (30) days notice to the other party.

ARTICLE 2
MANAGEMENT SERVICES

2.1 APPOINTMENT OF MANAGER: Owner hereby appoints Manager as its sole and exclusive agent for the performance of the duties and obligations set forth in this Agreement and hereby authorizes Manager to exercise such powers with respect to the Shopping Center as may be necessary for the performance of Manager's duties and obligations hereunder.

In performing the Management Services (as hereinafter defined) Manager is, and at all times shall be, acting as an independent contractor employed by Owner. Manager, in performing Management Services, shall have no apparent, inherent, or ostensible authority but shall be limited in its authority to the express grants of authority provided in this Agreement. Manager will not take any actions, pertaining to the management of the Shopping Center in contravention of this Agreement.

2.2 RESTRICTIONS ON AUTHORITY:

a. Manager, in performing the Management Services, without limiting the generality of the preceding section, may not:

(i) commingle funds belonging to Owner with funds belonging to Manager or with funds belonging to others; or

(ii) hold itself out as having any relationship with Owner except as expressly provided in this Agreement.

b. Manager shall not, without the prior written approval of Owner:

(i) sell, exchange, or otherwise dispose of, grant any purchase rights, rights of first refusal to purchase or to approve any offer to purchase or exchange the Premises or any material portion thereof or to lease all or substantially all of the Shopping Center in a single transaction;

(ii) mortgage, pledge, or otherwise encumber all or any part of or interest in the Shopping Center other than pursuant to leases;

(iii) cause to be made any repairs, capital improvements, alterations, demolition, renovations, or reconstruction of the Shopping Center other than substantially in accordance with the Annual Operating Budget (as defined in the Operating Agreement);

(iv) settle or compromise any insurance claim or legal proceedings brought by or against Owner, the Shopping Center or other property of Owner where the settlement amount shall exceed the greater of (1) $30,000 or (2) the amount, if any, that shall be provided in the Annual Operating Budget;

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(v) voluntarily prepay the outstanding principal balance of any mortgage encumbering the Shopping Center or any other debt (other than trade debt paid in the ordinary course of business) of Owner;

(vi) cause the layout or plans for the Shopping Center to be amended, supplemented or otherwise modified;

(vii) make a material tax election or select or modify accounting methods for the Shopping Center or Owner; or

(viii) file or contest any reassessment or other adjustment of real estate taxes for the Shopping Center.

2.3 AUTHORIZED MANAGEMENT SERVICES: In its capacity as agent for a disclosed principal, Manager shall perform the following services (herein called, collectively "Management Services"), in a manner consistent with that typically employed in the operation of a first class shopping center, using reasonable care and diligence, all subject to the terms of this Agreement and in accordance with the Annual Operating Budget:

a. Manager shall maintain liaison with the leasing, design and construction staffs, and all special consultants of Owner, as may be desirable or necessary for the successful performance of Manager's responsibilities for the operation and management of the Shopping Center. Owner recognizes that the use of said staffs and consultants involves extraordinary costs which are not included in the Management Fee as described in this Article, and agrees that these services, so long as they are specifically enumerated in the Annual Operating Budget, will be paid for as provided for in this Agreement. Manager shall obtain Owner’s prior written consent before entering into any third-party agreements for amounts in excess of Ten Thousand Dollars ($10,000.00), and shall not enter into any such agreement for a period longer than one (1) year; provided, however, that Owner acknowledges that Seller will contract with companies affiliated with Manager for housekeeping and security services, for fees customarily paid by Manager to such companies. Owner agrees to notify Manager of any deficiencies in the performance of such housekeeping and securities companies. Manager agrees that Owner shall have the right to require Manager to terminate its agreement with such housekeeping and securities companies ninety (90) days after the Effective Date if Owner, in its sole discretion, is not satisfied with the performance of such companies.

b. On or before November 15th of each year, Manager shall prepare and submit to Owner for its approval, a Shopping Center Budget (hereinafter referred to as "Budget") setting forth in sufficient detail the estimated operating receipts and expenditures for the Shopping Center for the next succeeding fiscal year. The Budget shall describe in separate categories those expenditures of an on-going nature ("Operating Expenses"), those of a capital nature ("Capital Expense"), and those of a non-recurring or non-routine nature ("Extraordinary Expenses"), along with the approximate dates funds for the expenditures will be needed.

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c. Manager shall be authorized to only make those expenditures and to incur only those obligations provided for in the Annual Operating Budget; provided, however, that Manager shall not exceed, in any category, the expenditure limits set forth in the Annual Operating Budget without the approval of Owner. In the event of an emergency, Manager will use commercially reasonable attempts to contact Owner’s representative, ___________________, at Ph.:___________, to obtain prior approval of any expenditure . If such prior approval cannot be obtained after commercially reasonably attempts, Manager shall be authorized to expend up to an aggregate of $50,000 in connection with each such emergency. Manager shall notify Owner in the event of such an emergency as soon as possible (but in no event later than five (5) days after the occurrence thereof) setting forth the details of the emergency and the expenditure made in connection therewith. If by December 31st of any year the Annual Operating Budget for any succeeding year has not been approved by Owner, the Annual Operating Budget for the preceding year shall continue to govern until a new Annual Operating Budget is approved.

d. Manager shall use commercially reasonable efforts to collect all fixed rents, percentage rents and other sums, including, without limitation, common area maintenance charges, heating, ventilating and air conditioning charges, and contributions for or pro-rata shares of, as the case may be, common advertising/promotional fees, taxes and insurance, whether payable as additional rent or otherwise, payable (i) by tenants under their respective leases and other agreements, or (ii) by other parties under license, service or other agreements, and obtain and review statements of sales furnished by tenants to support their payment of percentage rentals or other sums and deductions, and, except as set forth in the last paragraph of this subsection, deposit promptly the sums collected in a commercial bank account (hereinafter referred to as "Account") for the Shopping Center at a bank chosen by Manager with Owner's approval. Manager agrees to use reasonable efforts to adhere to the policies and procedures set forth in the memoranda attached hereto as Exhibit A and made a part hereof.

e. Enforce by reasonable means the performance by the various tenants of all requirements of their respective leases and the observance of all rules and regulations of the Shopping Center, by all reasonable means other than the commencement of legal proceedings, provided that Manager shall not, without prior written approval of Owner, terminate any lease or give formal notice of default which would cause such lease to be terminated.

f. Cause the Shopping Center to be maintained in good operating condition and supervise the maintenance thereof, and hire such persons, firms or corporations and purchase or lease such equipment and supplies at reasonable rates and costs prevailing in the industry as may be necessary or desirable to accomplish such purposes. Manager shall not, without the prior written approval of Owner, enter into any maintenance or service contract that exceeds one (1) years in duration. All such maintenance shall be performed as required pursuant to any lease affecting the Shopping Center.

g. Use good faith efforts to render monthly reports (including but not limited to a monthly income and expense statement, a monthly cash receipts report, and a monthly aging report) relating to the management and operation of the Shopping Center for the preceding

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calendar month, on or before the twentieth (20th) day of each month, in a form satisfactory to Owner. If Owner specifies report formats requiring revision to Manager's standardized report formats, Owner shall reimburse Manager for the cost to convert such formats in order to provide the requested report format. Such reports will be prepared from the books, records and accounts maintained by Manager for the Shopping Center, which shall be kept in accordance with the reasonable requirements of Owner and preserved for at least three (3) years after the end of the applicable fiscal year. Owner shall have the right during any fiscal year and for the aforesaid three (3) year period following each respective fiscal year, to audit and examine at its sole cost and expense, such books and records, including, without limitation, the right to copy any portion or portions thereof, at reasonable times during business hours upon, but not less than three (3) days' prior notice.

h. Comply with the terms and provisions contained in any mortgage loan placed on the Shopping Center by Owner and agree to subordinate this Agreement to any such mortgage loan.

i. Assist Owner in procuring, at Owner's sole expense, a comprehensive general liability insurance policy, insuring both Owner and Manager for the term of this Agreement. Such policy shall provide not less than the following limits and coverages:

Direct, Contingent and Contractual
Bodily Injury Liability	$10,000,000 per occurrence

Direct, Contingent and Contractual
Premises Damage Liability	$1,000,000 per occurrence

and assist Owner in procuring, at Owner's sole expense, property insurance and other insurance as directed by Owner.

Once obtained by Owner, Manager will administer the Shopping Center insurance program as required by Owner. In the event Owner fails to maintain insurance as provided for herein and if Owner fails to correct such default after reasonable notice from Manager, Manager may purchase such insurance at Owner's expense.

j. Supervise and assist in the establishment of a merchants association (the "Merchants' Association") or promotional fund (the "Promotional Fund"), as directed by Owner, including appropriate bylaws, and represent Owner at any meetings or functions of the Merchants' Association or administer the Promotional Fund, as the case may be.

k. Subject to the prior approval of Owner, initiate and supervise advertisement and promotion of the Shopping Center and the coordination of the Shopping Center promotion in accordance with the instructions and budget approved by Owner. The Annual Operating Budget shall contain sums sufficient to promote and market the Shopping Center in a manner reasonably consistent with comparable shopping centers.

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l. Perform any and all related or collateral business and management functions pertaining to the customary daily operation of the Shopping Center, as expressly set forth in the Annual Operating budget or with Owner’s prior written approval.

2.4 MANAGEMENT PERSONNEL: Owner acknowledges that in order to perform the services required by Manager hereunder, it will be necessary for Manager to have in its employ, all employees necessary for the operation, maintenance and management of the Shopping Center. Owner shall have no obligation to pay any expenses (including without limitation salaries and fringe benefits) that are incurred in connection with the employment of any directors, officers or other home office employees of Manager or any of Manager's affiliates. On-site personnel shall be employees of Manager where such on-site personnel perform services and Manager shall have no authority to hire employees for Owner. Manager agrees that the staff available to it in connection with the services to be rendered hereunder will at all times during the term of this Agreement consist of sufficient personnel to enable it to efficiently and effectively carry on its obligations pursuant to this Agreement. Compensation, including fringe benefits, for the services of on-site operating and maintenance employees shall be paid by Manager but shall be reimbursed by Owner, subject to and in accordance with the Annual Operating Budget. Manager agrees that Owner shall have no liability for any action taken by and shall to indemnify and hold Owner harmless of, from and against any and all claims, liabilities or costs attributable to Manager’s employees

In addition to those services rendered by staff personnel employed at the Shopping Center, Owner acknowledges that services will be required of Manager's Regional Management Staff ("Regional Staff"). Provided that these expenses have been authorized in the Annual Operating Budget, Owner will pay the related pro rata expenses of the Regional Staff based on the amount of hours expended for the Shopping Center in relation to the total hours worked by the Regional Staff per billing period. The expenses of the Regional Staff shall be charged at or below the rate comparable to that commonly charged in the shopping center industry for similar services by similarly qualified personnel.

2.5 MANAGEMENT COMMISSIONS: As commission for the services performed pursuant to this Article, Owner shall pay Manager monthly in arrears, a fee equal to three and one-half percent (3.5%) of all base minimum rent and percentage or overage rent income from the Shopping Center (hereafter referred to as the "Total Rental Income"). Total Rental Income shall include all amounts of base minimum rents and all overage or percentage rents, charged to tenants or occupants (including pushcart tenants and temporary tenants or occupants under license agreements) of the Shopping Center. Total Rental Income shall not include amounts charged to tenants or occupants by Owner, for common area maintenance, real estate taxes and assessments, utilities, insurance, security, and the like or contributions to the Merchants' Association or Promotional Fund.

Said commission will be computed monthly and paid to Manager in accordance with the Annual Operating Budget from the Account as provided for in Section 2.3(d), to the extent funds are available in the Account.

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ARTICLE 3
INDEMNIFICATION

Each party shall indemnify and hold the other party harmless against and from any liabilities, claims, demands or legal proceedings (including the costs, expenses and reasonable attorneys' fees incurred in connection with the defense of any such matter) which may be made or brought against the other party arising out of the operation of the Shopping Center by such party or its employees, contractors or agents, except with respect to claims or demands due to the other's (or its employees, contractors or agents) negligence or willful misconduct or any act or omission outside of the scope of or in breach of, the provisions of this Agreement; provided, however, that this indemnity is on the condition, as to any particular event, that the indemnitee:

(i) notifies the indemnitor or its insurers in writing as soon as possible after notice of any injury or claim is received, and

(ii) takes no steps (such as admission of liability) which will operate to bar the indemnitor from obtaining any protection afforded by any policies of insurance it may hold or which will operate to prejudice the defense in any such legal proceedings or otherwise prevent the indemnitor from protecting itself against such claim, demand or legal proceedings.

It is understood that the indemnitor shall have the sole and exclusive right to conduct the defense of any such claim, demand or legal proceeding. The terms of this Article 3 shall survive the expiration or termination of this Agreement and shall be binding upon each parties successors and assigns.

ARTICLE 4
ASSIGNMENT

This Agreement is subject to the transfer or assignment in any manner or means whatsoever by Owner, but this Agreement shall not be assigned by Manager without the prior written consent of Owner. In the event of such an assignment by Manager, assignee shall agree, by written instrument inuring to the benefit of Owner, its successors and assigns, to be bound by all of the provisions of this Agreement.

ARTICLE 5
NOTICES

Every notice, demand, consent, approval or other document or instrument required or permitted to be served upon any of the parties hereto (collectively, "Notices") shall be in writing and shall be deemed to have been duly served on the day of mailing, and shall be sent by registered or certified United States Mail, postage prepaid, return receipt requested, addressed to the respective parties at the addresses stated below:

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TO OWNER:	[TBD] LLC c/o Somera Capital Management, LLC Attention: Charlie Christensen 222 N. Sepulveda Blvd., Suite 2375 El Segundo, California 90245

TO MANAGER:	Glimcher Properties Limited Partnership Attention: General Counsel 150 East Gay Street Columbus, Ohio 43215

Any party may change the address to which Notices served upon it are to be sent by ten (10) days prior written notice informing the other parties of the change of address.

ARTICLE 6
REPORTING

Whenever in this Agreement Manager is requested to submit reports to Owner, unless otherwise specified, such reports will be sent to Owner at the address stated in Article 5. Reports required on a monthly basis as those in Article 2 relating to the management and operation of the Shopping Center shall be submitted to Owner no later than twenty (20) business days after the calendar month for which the report is being submitted.

ARTICLE 7
MISCELLANEOUS

7.1 APPLICABLE LAWS: This Agreement shall be governed and construed by the laws of the State of Florida.

7.2 ENTIRE AGREEMENT: This Agreement shall constitute the entire agreement of the parties; all prior agreements between the parties with respect to the matters herein contained, whether written or oral, are merged herein and shall be of no force and effect. This Agreement cannot be changed, modified, waived or discharged orally but only by an agreement in writing signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

7.3 UNENFORCEABILITY: If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect other provisions of this Agreement or the applications thereof which can be given effect without the invalid provision or application, and to this end the parties hereto agree that the provisions of this Agreement are and shall be severable.

7.4 CUMULATIVE RIGHTS: All rights, privileges and remedies afforded the parties by this Agreement shall be cumulative and not exclusive, and the exercise of any one of such

8

remedies shall not be deemed to be a waiver of any other right, remedy or privilege provided for herein or available at law or equity.

7.5 TERMS: The use herein of (i) the singular number shall be deemed to mean the plural, (ii) the masculine gender shall be deemed to mean the feminine or neuter, and (iii) the neuter gender shall be deemed to mean the masculine or feminine whenever the sense of this Agreement so requires.

7.6 AFFILIATE SERVICES: All services provided by or contracted with affiliates of Manager must be performed by duly licensed and qualified affiliates for the services to be provided. All services provided by affiliates of Manager must be at competitive market rates equal to or less than the rates charge by similarly qualified independent third parties for similar services.

7.7 MANAGER'S INSURANCE: Manager shall, at the expense of Manager, maintain in full force and effect insurance policies with respect to the employees of Manager satisfactory to Owner issued by insurance companies which have an A.M. Best General Policyholder's Service rating of not less than "A", which are licensed in the state in which the Shopping Center is located and which are otherwise reasonably satisfactory to Owner. Such policies shall provide the following coverage:

a. Worker's compensation and employer's liability insurance subject to the statutory limits of the state in which the Shopping Center is located.

b. Comprehensive automobile liability insurance in an amount not less than $5,000,000 combined single limit for bodily injury and property damage. Such insurance requirements may be satisfied by layering of the comprehensive automobile liability, umbrella and excess liability policies.

c. A fidelity bond in the amount of $500,000 for each officer and employee of Manager who is associated with the management of the Shopping Center or, in the alternative, an employee dishonesty insurance policy in the amount of $500,000.

d. Commercial general liability insurance in an amount not less than $5,000,000 each occurrence, provided that such insurance coverage may be satisfied by an umbrella policy.

7.8 SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the respective parties and any person claiming by, through or under any of the respective parties or their respective permitted successors or assigns.

7.9 FORCE MAJEURE: The time for performance of any term, covenant, condition or agreement of this Agreement, except the obligation to pay any sum of money, shall be extended by any period of unavoidable delays. (For purposes of this Agreement, "unavoidable delays" shall mean delays reasonably beyond the control of the party obligated to perform the

9

applicable term, covenant, condition or agreement under this Agreement and shall include, without limiting the generality of the foregoing, delays attributable to acts of God; strikes; labor disputes, inability to procure labor, equipment, facilities or materials; governmental restrictions; riots; acts of public enemy or casualty; but shall not include delays attributable to financial difficulties of such party.) The party seeking to be excused hereunder shall give the other party notice within thirty (30) days of the event upon which the excuse from performance is based. No party to this Agreement shall incur any financial or other liability to the other party arising out of the failure of said party to meet a particular date or dates as set forth herein provided the said party hereto has acted in good faith and any such delay arises from any of the causes enumerated in this Section and the said party has used reasonable diligence to meet said date or dates. It is understood that "reasonable diligence" shall not require Manager to expend funds for overtime work. If the unavoidable delay results in a permanent cessation of work prior to completion, Manager shall be compensated for the services provided to the date of cessation of work as provided in this Agreement for the payment of these particular services.

7.10 AUTHORITY TO ENTER INTO AGREEMENT: The parties hereto represent that they have full authority to enter into this Agreement as conferred upon them by the document creating their authority and more particularly have been authorized by the requisite approval to enter into this Agreement and do so only in the capacities indicated herein.

7.11 THIRD PARTY: This Agreement is made for the exclusive benefit of the parties hereto, their successors and assigns herein permitted, and (except as otherwise provided) not for any third party and nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto, their successors and assigns herein permitted, any rights or remedies by reason of this Agreement.

7.12 COMPLIANCE: In performing its obligations under this Agreement, Manager shall comply with all present and future laws, ordinances and all rules and regulations, requirements and orders of all governmental authorities and shall obtain all licenses and permits required to perform such obligations and shall file all returns and reports lawfully required of Manager in connection with its duties hereunder, including, but not limited to, income tax withholding returns, Federal Insurance Contributions Act returns and reports, Federal Unemployment Tax Act and worker's compensation returns and reports, sales and use tax returns including so called rent tax returns (and shall timely pay all contributions, taxes, costs and other amounts due thereunder). All of the foregoing returns and reports shall be maintained as a part of the books and records of Manager.

7.13 TERMINATION: This Agreement may be terminated at anytime upon the mutual agreement of Manager and Owner. In the event of willful misconduct, gross negligence or fraud by the Manager, Owner shall have the right to immediately terminate this Agreement by notice to Manager. In the event of a default by Manager or Owner in the performance of its obligations hereunder, and said default has not been cured or remedied within thirty (30) days following notice of such default from the non-defaulting party, then the non-defaulting party may terminate this Agreement in the event the other party is in default in the performance of its obligations hereunder. Either party may terminate this Agreement by thirty (30) days notice to the other in

10

the event of the bankruptcy, insolvency, liquidation, dissolution, or failure to pay its debts as they come due, of the other party. In the event of the sale of the Shopping Center, Owner may terminate this Agreement upon thirty (30) days notice to Manager. Manager agres to cooperate with Owner’s existing and/or potential lenders, or potential purchasers of the Shopping Center. Upon expiration or termination of this Agreement, Manager agrees to cooperate with Owner in the transfer of management to Owner’s designee or third party purchaser.

7.14 COUNTERPARTS: This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. Facsimile signatures shall be binding upon such signatories.

[NO FURTHER TEXT - SIGNATURES APPEAR ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OWNER:

[TBD], LLC,
a ______________ limited liability company

By:_________________________
Its Managing Member

By:__________________________
Name:
Title:

MANAGER:

GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  GLIMCHER PROPERTIES CORPORATION,
a Delaware corporation, its sole general partner

By:__________________________
George A. Schmidt
Executive Vice President

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Exhibit “N”

FORM OF GUARANTY OF CONTRACT OBLIGATIONS

THIS GUARANTY OF PAYMENT (“this Guaranty”) dated as of February __, 2007, made by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a _________ limited partnership, having an address at ___________________ (the “Guarantor”) in favor of [TBD], LLC, a _____________ limited liability company (the “Buyer”).

PRELIMINARY STATEMENT

A. Pursuant to that certain Agreement of Sale and Purchase (as amended, the “Agreement”) by and between Glimcher University Mall Limited Partnership (“Seller”), a Delaware limited partnership and a wholly-owned subsidiary of Guarantor, as seller, and Buyer, as successor-in-interest to Somera Capital Management, LLC, a California limited liability company, as buyer, Seller has agreed to sell and Buyer has agreed to purchase (the “Purchase and Sale”) that certain real property described in Exhibit A attached hereto (the “Property”) pursuant to the terms and conditions set forth in the Agreement.

B. Section 9.12 of the Agreement provides for the post-closing survival of certain obligations of Seller under the Agreement (the “Survival Obligations”). In addition, Section 9.12 of the Agreement provides that Guarantor shall guaranty such Survival Obligations in an amount up to and including Three Million Dollars ($3,000,000.00) (the “Guaranty Threshold”).

C. Seller has also agreed to indemnify Buyer for all transfer tax liability in excess of the twenty-five percent (25%) of such transfer taxes that are Buyer’s obligation pursuant to Section 4.8 of the Agreement (the “Transfer Tax Liability”, and together with the Survival Obligations, the “Guaranteed Obligations”).

GUARANTOR IS EXECUTING AND DELIVERING THIS GUARANTY IN ORDER TO INDUCE BUYER TO CONSUMMATE THE PURCHASE AND SALE. CONSUMMATION OF THE PURCHASE AND SALE IS SUFFICIENT CONSIDERATION TO GUARANTOR FOR THE EXECUTION AND DELIVERY OF THIS GUARANTY.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor covenants as follows:

1. Guarantor, as a primary obligor and not merely as a surety, for consideration received, and at the request of Seller, hereby absolutely, unconditionally and irrevocably guarantees to Buyer, the prompt, unconditional and complete payment of (a) the Survival Obligations up to and including the Guaranty Threshold, and (b) the Transfer Tax Liability.

2. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances.

3. Any indebtedness of Seller to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Guaranteed Obligations. Until payment in full of the Guaranteed Obligations (and including interest accruing on the Guaranteed Obligations after the commencement of a proceeding by or against Seller under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the “Bankruptcy Code”) which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Seller to Guarantor and hereby assigns such indebtedness to Buyer, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Guaranteed Obligations, (a) Guarantor shall not accept payment from Seller by way of contribution on account of any payment made hereunder by Seller to Buyer, (b) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (c) if Guarantor should receive any payment, satisfaction or security for any indebtedness of Seller to Guarantor or for any contribution by Seller to Guarantor for payment made hereunder by Guarantor to Buyer, the same shall be delivered to Buyer in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Guaranteed Obligations and until so delivered, shall be held in trust for Buyer as security for the Guaranteed Obligations.

4. Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Buyer, to the extent that such reimbursement is not made by Seller, for all expenses (including reasonable counsel fees) incurred by Buyer in connection with the collection against Seller of the Guaranteed Obligations or any portion thereof or with the enforcement of this Guaranty.

5. All moneys available to Buyer for application in payment or reduction of the Guaranteed Obligations may be applied by Buyer in such manner and in such amounts and at such time or times and in such order and priority as Buyer may see fit to the payment or reduction of such portion of the Guaranteed Obligations as Buyer may elect.

6. Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Guarantor therefor.

7. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Buyer of any rights or remedies which it may have under or with respect to the Agreement, or (b) by reason of the release or discharge of Seller of any of its obligations under the Agreement, or (c) by reason of Buyer’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Buyer may have hereunder or in respect to this Guaranty, or (d) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Agreement, or (e) by reason of any payment made on the Guaranteed Obligations, whether made by Seller or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranteed Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Seller shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Buyer from taking any remedial action against Seller, including the happening of any default or event by which, under the terms of the Agreement, the Guaranteed Obligations shall become due and payable, Buyer may, as against Guarantor, nevertheless, declare the Guaranteed Obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

8. This Agreement shall be governed by, and construed in accordance with, the internal laws of the state in which the Property is located, without regard to choice of law rules.

9. This is a guaranty of payment and not of collection and upon any breach by Seller of the Guaranteed Obligations, Buyer may, at its option, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Seller. Guarantor hereby waives the pleading of any statute of limitations as a defense to its obligations hereunder.

10. Each reference herein to Buyer shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

11. If Guarantor is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Guarantor,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Guarantor is a corporation or limited liability company, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders or members comprising, or the officers and directors or managers relating to, the corporation or limited liability company, and the term “Guarantor” as used herein, shall include any alternative or successor corporation or limited liability company, but any predecessor corporation or limited liability company shall not be relieved of liability hereunder.

12. Guarantor and its representative executing below has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

13. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Buyer regarding this Guaranty.

14. This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Buyer or Seller, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above set forth.

GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a _____________________ corporation

By:__________________________________
Name:
Its:

Exhibit A

PROMISSORY NOTE

$5,000,000.00	Washington, D.C.
June ___, 2007

For value received, the undersigned, ___________________________, a _________________________, as “Maker” and not as endorser or guarantor hereof, promises to pay to Glimcher Properties Limited Partnership, a Delaware limited partnership, or order, (“Holder”) at 150 East Gay Street, Columbus, Ohio 43215, the principal sum of Five Million and no/100 DOLLARS ($5,000,000.00) in lawful money of the United States of America, together with interest thereon, all as hereinafter provided and upon the following agreements, terms, and conditions:

1. Interest Rate.  The entire principal balance of this Note, from the date hereof until paid in full, shall bear no interest, except as set forth below in the event of default.

2. Payment.  The entire balance of this Note, shall be due and payable on December ___, 2009 (“Maturity Date”). Payment shall be made on the Maturity Date in good funds, immediately available in Columbus, Ohio in accordance with the following wire instructions:

Transfer funds to:

The Huntington National Bank, Columbus OH
ABA #: 044000024
GLIMCHER PROPERTIES LIMITED PARTNERSHIP
ACCOUNT # 0189-164-3594
REFERENCE: UNIVERSITY MALL DEPOSIT

Please confirm wire via email to Darren Ackerman (dackerma@glimcher.com)

or such other wire instructions as Holder may provide to Maker prior to the Maturity Date.

3. Default.  Should default be made in any payment hereunder when due, or if Maker or any subsidiary of Maker, whether direct or indirect, (a “Subsidiary”), becomes insolvent, commits an act of bankruptcy, commence or becomes subject to an proceeding under the bankruptcy laws or any other insolvency or debtor’s relief law, or dissolves, or a receiver, liquidator or trustee shall be appointed for Maker or any Subsidiary, or any notice of sale is given or any sale is made of any property of any of them except in the ordinary course of business, or if default is made in the payment of any other indebtedness of any of them, or if Maker breaches any covenant contained herein, then the entire indebtedness evidenced by this Note shall, at the option of Holder, become due and payable immediately. Maker hereby waives presentment, demand, protest, and notice of dishonor and agrees to remain bound for payment of this obligation, notwithstanding any extension of time, substitution or release of security, or any other indulgence granted to Maker, hereby waiving notice of such extension, substitution, release, or other indulgence.

4. Covenants.

a. From the date hereof until payment and performance in full of all obligations of Maker under this Note, Maker covenants and agrees with Holder that it will not do, directly or indirectly, any of the following:

i. Liens. Maker shall not, without the prior written consent of Holder, create, incur, assume or suffer to exist any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or, any portion thereof or Maker or any Subsidiary, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances (a “Lien”) on any portion of the Property or permit any such action to be taken, except:

1. Liens securing that certain mortgage loan in the maximum principal amount of $___________ made by _______________ to Maker’s Subsidiary, ________________________ [Describe the senior loan, including any mezzanine loan](the “Senior Loan(s)”); and

2. Liens for real estate taxes and assessments not yet due.

ii. Dissolution. Maker shall not, and shall not permit any Subsidiary, to (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) engage in any business activity not related to the ownership and operation of the Property, (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Maker or any Subsidiary, (d) modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (e) Maker or any Subsidiary, to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which such entity would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify, waive or terminate the certificate of incorporation or bylaws of Maker or any Subsidiary, in each case, without obtaining the prior written consent of Holder.

iii. Change In Business. Maker shall not, and shall not permit any Subsidiary, to enter into any line of business other than the ownership and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

iv. Debt. Maker shall not create, incur or assume any (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the

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ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed (“Indebtedness”) other than the Indebtedness evidenced by this Note and any nonrecourse carveout guaranty (as such term is commonly understood in the collateralized mortgage backed security industry) in connection with the Senior Loan(s) (any such guaranty, the “Carveout Guaranty”), or permit any Subsidiary to incur any Indebtedness other than Senior Loan(s).

v. Transfers. Without the prior written consent of Holder, neither Maker nor any Subsidiary, shall (i) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign the Property, any part thereof or any interest therein (including any ownership interest in Maker or any such Subsidiary); or (ii) further encumber, alienate, grant a Lien or grant any other interest in the Property or any part thereof (including any ownership interest in Maker and any such Subsidiary), whether voluntarily or involuntarily.

b. From the date hereof until payment and performance in full of all Indebtedness and other obligations of Maker evidenced by this Note (the “Debt”), Maker covenants and agrees with Holder that:

i. Existence; Compliance with Legal Requirements. Maker shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and those of its subsidiaries.

ii. Notice of Default. Maker shall promptly advise Holder of any material adverse change in the condition of Maker or any Subsidiary, financial or otherwise, or of the occurrence of any event of default or any event that, with notice or the passage of time or both, would constitute an event of default, of which Maker has knowledge.

iii. Perform Senior Loan Documents. Maker shall observe, perform and satisfy, or cause to be observed, performed and satisfied, all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under all documents evidencing, securing or executed and/or delivered in connection with the Senior Loan(s) (the “Loan Senior Loan Documents”).Maker shall deliver to Maker true, correct and complete copies of all Senior Loan Documents. The Senior Loan Documents require the timely payment of the Debt and Maker shall not, and shall not permit any Subsidiary to, enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Senior Loan Document to permit the failure to pay the Debt on a timely basis, without the prior written consent of Holder.

iv. Financial Reporting. Maker will keep and maintain or will cause to be kept and maintained all books and records required to be maintained under the Senior Loan Documents.

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v. Business and Operations. Maker will, and will cause its Subsidiaries, to continue to engage in the businesses presently conducted by it and them as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Maker will, and will cause its Subsidiaries, to, qualify to do business and remain in good standing under the laws of such jurisdictions as may be, and to the extent, required for the ownership, maintenance, management and operation of the Property.

vi. Costs of Enforcement and Collection. Maker, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Holder in connection with the enforcement of this Note and the collection of the Debt and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

vii. Estoppel Statement. After request by Holder, Maker shall within ten (10) business days furnish Holder with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) any offsets or defenses to the payment of the Debt, if any, known to Maker (iv) any events of default or any events that, with the passage of time or notice or both, would constitute an event of default, known to Maker and (v) that this Note is the valid, legal and binding obligation of Maker and has not been modified or if modified, giving particulars of such modification. After request by Maker, Holder shall within ten (10) business days furnish Maker with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) any offsets or defenses to the payment of the Debt, if any, known to Holder (iv) any events of default or any events that, with the passage of time or notice or both, would constitute an event of default, known to Holder and (v) that this Note has not been modified or if modified, giving particulars of such modification.

c. Maker represents, warrants and covenants to Holder as follows:

i. The purpose for which Maker is organized is and shall be limited solely to (i) owning its direct subsidiary, ________________ (the “Direct Subsidiary”), (ii) executing and delivering this Note to Holder, and (iii) transacting any and all lawful business for which Maker may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

ii. Maker does not own and will not own any asset or property other than its equity interest in the Direct Subsidiary.

iii. Maker will not engage in any business other than the ownership of its equity interest in the Direct Subsidiary.

iv. Maker will not enter into any contract or agreement with any Affiliate of Maker, any constituent party of Maker, any owner of Maker, any guarantors of the obligations of Maker or any Affiliate of any constituent party, owner or guarantor (collectively,

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the "Related Parties"),except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with Maker or such Related Parties.

v. Maker is not obligated and will not become obligated under any Indebtedness other than the Debt and the Carveout Guaranty, and no Subsidiary is obligated or will become obligated under any Indebtedness other than (i) the Senior Loan Documents and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors in amounts as are normal and reasonable under the circumstances, provided such debt (A) is not evidenced by a note, (B) is not in excess of sixty days from the date of invoice and (C) does not at any time exceed the amount permitted under the Senior Loan Documents in the aggregate. No Indebtedness other than the Senior Debt may be secured (senior, subordinate or pari passu) by the Property or by any equity interest in any Subsidiary.

vi. Maker has not made and will not make any loans or advances to any Person and shall not acquire obligations or securities of any Related Party, other than its equity interest in the Direct Subsidiary.

vii. Maker is and will remain solvent and Maker will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

viii. Maker has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Maker will not, nor will Maker permit any Related Party to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Maker or such Related Party in a manner that will permit the failure to pay the Debt on a timely basis, without the prior written consent of Holder.

ix. Maker will maintain all of its books, records, financial statements and bank accounts separate from those of any other Person and Maker's assets will not be listed as assets on the financial statement of any other Person. Maker will file its own tax returns and will not file a consolidated federal income tax return with any other Person. Maker shall maintain its books, records, resolutions and agreements as official records.

x. Maker will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other Related Party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name and shall maintain and utilize separate stationery, invoices and checks.

xi. As of the date of this Note, Maker has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

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xii. Neither Maker nor any Related Party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of material assets of Maker.

xiii. Maker will not commingle its assets with those of any other Person and will hold all of its assets in its own name;

xiv. Maker will not guarantee or become obligated for the debts of any other Person and does not and will not hold itself out as being responsible for the debts or obligations of any other Person, provided that Maker may execute and deliver the Carveout Guaranty.

xv. Intentionally omitted.

xvi. If Maker is an approved single member limited liability company, Maker shall be a Delaware limited liability company that has at least (x) two (2) springing members who are individuals acceptable to Holder and who shall automatically become members of the limited liability company having a 0% economic interest therein upon the occurrence of any event which would cause the sole member of the limited liability company to cease to be a member thereof, and (y) two (2) duly appointed Independent Directors (as hereinafter defined) as directors or managers who may also be springing members, and has not caused or allowed and will not cause or allow the directors or managers of such entity to take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors or its managers unless both Independent Directors shall have participated in such vote;

xvii. Maker shall at all times cause there to be at least two (2) duly appointed members of the board of directors (if Maker is a corporation) or members (if Maker is a limited liability company) of Maker (in either case, an “Independent Director”)reasonably satisfactory to Holder who is provided by a nationally recognized company that provides professional independent directors and is not at the time of initial appointment and has not been at any time during the preceding five (5) years and shall not be while serving as an Independent Director: (i) a stockholder, director (other than as an Independent Director of Maker or of a special purpose entity affiliated with Maker), officer, employee, partner, attorney or counsel of Maker; (ii) a creditor, customer, supplier or other Person who derives any of its purchases or revenues (other than any fees derived from the performance of standard corporate representative services) from its activities with Maker or or any Affiliate of Maker; (iii) a Person controlling or under common control with any such stockholder, partner, creditor, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, creditor, customer, supplier or other Person. (As used herein, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.)

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xviii. Maker shall allocate fairly and reasonably any material overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or Related Party.

xix. Maker shall not pledge its assets for the benefit of any other Person other than with respect to the Loan.

xx. Maker shall maintain a sufficient number of employees, if any, in light of its contemplated business operations and pay the salaries of its own employees from its own funds.

xxi. All information submitted by Maker to Holder in connection with the Debt or in satisfaction of the terms thereof and all statements of fact made by Maker in this Note are accurate, complete and correct in all material respects. Maker has disclosed to Holder all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

xxii. Maker agrees that all of the representations and warranties of Maker set forth in Section 4.c. and elsewhere in this Note shall survive for so long as any amount remains owing to Holder under this Note. All representations, warranties, covenants and agreements made in this Note by Maker shall be deemed to have been relied upon by Holder notwithstanding any investigation heretofore or hereafter made by Holder or on its behalf.

5.Default Interest. If Maker fails to pay in full the outstanding balance due under this Note on its due date, or if Maker otherwise defaults under this Note, this Note shall bear interest at the lesser of the maximum rate per annum allowable by law in the State of Florida, or the rate of eighteen percent (18%) per annum, from the date of default by Maker until the default is fully cured.

6.Definitions. Capitalized terms not herein defined shall have the meaning ascribed to such terms in that certain Agreement of Sale and Purchase, dated as of the 25th day of April, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership, as Seller, and Somera Capital Management, LLC, a California limited liability company, as Buyer. For all purposes of this Note:

"Affiliate"shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

"Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

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7. Maximum Interest. Notwithstanding any other provision of this Note, fees, interest and charges payable pursuant to this Note shall not exceed the maximum, if any, permitted by governing law.

8. Applicable Law. This Note shall be interpreted and construed in accordance with and governed by the laws of the State of Florida.

9. Successors and Assigns. This Note shall inure to the benefit of Holder and any successors or assigns.

MAKER:

_________________________________,
A _______________________________

By:__________________________________

Its:__________________________________

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EIGHTH AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

This Eighth Amendment to Agreement of Sale and Purchase (“Amendment”) is made this ____ day of June, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership (“Seller”), Somera Capital Management, LLC, a California limited liability company (“Buyer”), Somerock University Mall Owner, LLC, a Delaware limited liability company (“New LLC”), and Somerock University Mall Mezz, LLC, a Delaware limited liability company (“Mezz”).

WHEREAS, Seller and Buyer entered into that certain Agreement of Sale and Purchase dated April 25, 2007, as amended by that certain First Amendment to Agreement of Sale and Purchase dated May 16, 2007, that certain Second Amendment to Agreement of Sale and Purchase dated May 25, 2007, that certain Third Amendment to Agreement of Sale and Purchase dated May 30, 2007, that certain Fourth Amendment to Agreement of Sale and Purchase dated May 31, 2007, that certain Fifth Amendment to Agreement of Purchase and Sale dated June 1, 2007, that certain Sixth Amendment to Agreement of Purchase and Sale dated June 4, 2007 and that certain Seventh Amendment to Agreement of Purchase and Sale dated June 13, 2007 (as amended, the “Purchase Agreement”) for the sale and purchase of the Real Property commonly known as “University Mall” located in Tampa, Florida (the “Property”);

WHEREAS, Seller has formed New LLC and owns 100% of the membership interests in New LLC (the “New LLC Interest”);

WHEREAS, Seller desires to contribute the Property, and all of Seller’s right, title and interest, if any, in the Contracts, the Intangible Property, the Leases, the Personal Property and the Security Deposits (collectively, the “New LLC Property”) to New LLC;

WHEREAS, Mezz, an affiliate of Buyer, desires to purchase, and Seller desires to sell, to Mezz the New LLC Interest (the “New LLC Transaction”);

WHEREAS, Seller and Buyer desire to amend the terms and conditions of the Purchase Agreement, as set forth herein, in order to accommodate the New LLC Transaction:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller, Buyer, New LLC, and Mezz, intending to be legally bound, do hereby agree as follows:

1.	Preamble and Recitals; Definitions.

a.	The preamble and recitals above are incorporated herein as if fully rewritten herein.

b.	Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Consummation of the New LLC Transaction.

a.
Subject to the terms and conditions of this Amendment, and in contemplation of the consummation of the New LLC Transaction, for valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Buyer hereby assigns all of its right, title and interest in and to the Purchase Agreement to Mezz.

b.
Notwithstanding anything contained in the Purchase Agreement to the contrary, prior to the closing of the New LLC Transaction (such date, the “LLC Closing Date”), and as a condition to the parties’ obligations to close the New LLC Transaction, Seller shall transfer title to the New LLC Property to New LLC; and Seller and New LLC shall execute and deliver to Title Company the Seller LLC Deliveries and the New LLC Deliveries (each as defined below), as applicable. Seller shall also cause Glimcher Properties Limited Partnership (“GPLP”) to deliver the GPLP Deliveries (defined below) to Title Company. Simultaneously with said deliveries to Title Company, Seller, New LLC and GPLP shall each deliver copies of their respective deliveries to the addressees listed in Section 1.2 of the Purchase Agreement.

c.
It shall be a condition precedent to New LLC’s obligation to close that the Title Company has committed to issue in favor of New LLC an extended coverage owner’s title insurance policy in the form attached hereto as Exhibit “AA”.

d.
Based upon and subject to the terms, agreements, warranties, representations and conditions of the Purchase Agreement, on the Closing Date, Mezz shall purchase the New LLC Interest from Seller for the Purchase Price, subject to any adjustments or credits as set forth in the Purchase Agreement.

e.
On or before the Closing Date, Seller and Mezz shall each deliver to Title Company their respective executed counterpart signature page to that certain Assignment and Assumption Agreement attached hereto as Exhibit “BB”, and Seller and Mezz shall execute and deliver the Second Seller Deliveries and the Mezz Deliveries (each defined below), as applicable, to Title Company.

3.	Deliveries

a.	Section 4.3 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

i.	LLC Closing Date Deliveries.

A. On the LLC Closing Date, Seller shall deliver to Title Company its executed counterpart signature pages to the following documents (collectively, the “Seller’s LLC Deliveries”):

(a) Deed in the form attached as Exhibit “F” to the Purchase Agreement (the “Deed”), executed and acknowledged by Seller, conveying title to the Real Property owned by Seller to New LLC, subject only to the Permitted Exceptions;

(b) Two (2) counterpart originals of a bill of sale and general assignment in the form attached as Exhibit “G” to the Purchase Agreement (the “Bill of Sale”), as to the Personal Property;

(c) A certified rent roll;

(d) Seller’s reaffirmation of its representations and warranties under Section 5.6 of the Purchase Agreement; and

(e) Such other documents as may be reasonably required by Title Company in order to close the transaction contemplated by this Agreement.

B. On the LLC Closing Date, Seller shall cause GPLP to deliver to Title Company its executed counterpart signature pages to the following documents (collectively, the “GPLP Deliveries”):

(a) Two (2) originals of that certain Guaranty of Theatre Lease Obligations in the form attached as Exhibit “H” to the Purchase Agreement; and

(b) Two (2) originals of that certain Guaranty of Contract Obligations executed by GPLP in the form attached as Exhibit “N” to the Purchase Agreement.

C. On the LLC Closing Date, New LLC shall deliver to Title Company its executed counterpart signature pages to the following documents (collectively, the “New LLC Deliveries”):

(a) Two (2) counterpart originals of the Bill of Sale; and

(b) Such other documents as may be reasonably required by Title Company in order to close the transaction contemplated by this Agreement.

b.	Section 4.4 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

i.	Closing Date Deliveries.

A. On or before the Closing Date, Seller shall deliver to Title Company its executed counterpart signature pages to the following documents (collectively, the “Second Seller Deliveries”):

(a) Certification required by the Foreign Investors Real Property Tax Act, as amended, and any similar state statute or regulation (the “Non-Foreign Certificate”), executed by Seller;

(b) A certified rent roll;

(c) Copies of letters terminating all Contracts, other than those Seller is not required to terminate as provided in Section 1.5 of the Purchase Agreement; and

(d) Two (2) originals of that certain Assignment and Assumption Agreement in the form attached hereto as Exhibit “BB”.

B. On or before the Closing Date, Mezz shall deliver to Title Company the following (collectively, the “Mezz Deliveries”):

(a) the Purchase Price, plus all net prorations, closing costs and other funds required to be paid or provided by Mezz under the Purchase Agreement (all monies Mezz is required to deliver shall be wired to the account designated by Title Company and available for disbursement no later than 12 noon EST, on the Closing Date); and

(b) Two (2) originals of its executed counterpart signature page to the Assignment and Assumption Agreement.

4.	Representations and Warranties.

a.
Seller hereby agrees that the representations and warranties given by Seller to Buyer pursuant to Section 5.6 of the Purchase Agreement shall inure to the benefit of and shall be enforceable by Buyer, New LLC and Mezz, and shall be guaranteed by GPLP pursuant to that certain Guaranty of Contract Obligations attached as Exhibit “N” to the Purchase Agreement.

b.
In addition to the representations and warranties set forth in Section 5.6 of the Purchase Agreement, Seller and New LLC hereby make the following representations and warranties to Mezz, which representations and warranties shall survive consummation of the New LLC Transaction for a period of one (1) year from the Closing Date, and which shall be guaranteed by GPLP pursuant to the form of Guaranty attached as Exhibit “N” to the Purchase Agreement:

i. New LLC is and shall continue to be a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and New LLC has and shall continue to have all requisite power, authority and legal right to execute, deliver and perform the terms of this Amendment and the New LLC Transaction. Seller is and shall continue to be until the Closing Date the sole member of New LLC, and Seller owns and shall continue to own until the Closing Date all membership interests in New LLC.

ii. This Amendment and all documents executed by Seller or New LLC which are to be delivered to Mezz at the New LLC Closing Date or the Closing Date (a) are or at the time of the New LLC Closing Date and the Closing Date will be duly authorized, executed, and delivered by each person comprising New LLC, (b) are or at the time of the New LLC Closing Date and the Closing Date will be the legal, valid, and binding obligations of New LLC and (c) do not and at the time of the New LLC Closing Date and the Closing Date will not violate any provisions of New LLC’s formation or governing documents or any provisions of any agreement or judicial order to which New LLC (or any person comprising New LLC) is a party or to which New LLC or the New LLC Property is subject.

iii. New LLC (a) does not control, has not controlled and shall not control, directly or indirectly, and (b) does not own, has never otherwise owned and shall not own, directly or indirectly, any capital stock of or any other equity interest in, any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity, and New LLC is not and has not otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity.

iv. Except for the New LLC Property to be acquired pursuant hereto, New LLC has no assets and shall not have any other assets at the New LLC Closing Date and the Closing Date. Except for (a) obligations under the Contracts and the Leases, other than obligations required to be performed prior to the Closing Date, and (b) accounts payable in the ordinary course of business, New LLC does not currently and shall not have as of the New LLC Closing Date and the Closing Date, any liabilities, indebtedness, obligations, expenses, claims, deficiencies, guaranties or endorsements of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

v. New LLC does not have, and as of the New LLC Closing Date and the Closing Date, shall not have, any liens for taxes upon any of New LLC’s assets, except taxes not yet due and payable. New LLC is not and shall not be the subject of an audit, action, suit, proceeding, claim, examination, deficiency or assessment by any governmental entity, and no such audit, action, suit, proceeding, claim, examination, deficiency or assessment is currently pending or, to the best of Seller’s knowledge, is contemplated. New LLC is not, and as of the New LLC Closing Date and the Closing Date, shall not be, responsible for any liabilities of Seller.

vi. There are not any, and as of the New LLC Closing Date and the Closing Date, there shall not be any, investigations, actions, suits or proceedings of any nature pending or, to the best of Seller’s knowledge, threatened against New LLC.

vii. New LLC does not have, and as of the New LLC Closing Date and the Closing Date, shall not have, any current, former or retired employees.

viii. Other than pursuant to this Amendment, Seller has not granted or offered and shall not grant or offer to any person any ownership interest in New LLC and/or right of first refusal to any membership interests (or other ownership interests) in New LLC.

ix. New LLC: (i) has not made and will not make a general assignment for the benefit of creditors; (ii) has not filed any voluntary petition or suffered the filing of any involuntary petition by New LLC’s creditors, and will not file any voluntary petition nor suffer the filing of any involuntary petition by New LLC’s creditors, under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (iii) has not suffered and will not suffer the appointment of a receiver to take possession of all, or substantially all, of New LLC’s assets; (iv) has not suffered and will not suffer an attachment, execution or other judicial seizure of all, or substantially all, of New LLC’s assets; or (v) has not submitted and will not submit to any action indicating an inability to meet its financial obligations as they accrue.

5. Failure to Consummate the New LLC Transaction. If Seller fails to consummate the New LLC Transaction, Mezz shall have the right to enforce Buyer’s Remedies as set forth in Section 6.2 or elsewhere in the Purchase Agreement, subject to the terms and conditions contained therein. If Mezz fails to consummate the New LLC Transaction, Seller shall have the right to enforce Seller’s Remedies as set forth in Section 6.1 or elsewhere in the Purchase Agreement, subject to the terms and conditions contained therein.

6. Facsimile Signatures; Counterparts. This Amendment may be executed by the electronic exchange of copies hereof bearing the signatures of each of the parties. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

7. Governing Law. The validity, interpretation, construction, performance and enforcement of this Amendment and the rights and obligations of the parties hereunder shall be governed in all respects by the law of the State where the Property is located.

8. Effect of Amendment. Except as amended herein, all terms and conditions of the Purchase Agreement are and remain unchanged and in full force and effect as therein written.

[End of Text - Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Amendment this __ day of June, 2007.

“SELLER”

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  Glimcher Tampa, Inc.,
a Delaware corporation,
General Partner

By:___________________________
Kim A. Rieck
Senior Vice President

“BUYER”

SOMERA CAPITAL MANAGEMENT, LLC,
a California limited liability company

By:__________________________
David A. Brown
President

[Signatures Continued on Next Page]

“NEW LLC”

SOMEROCK UNIVERSITY MALL OWNER, LLC,
a Delaware limited liability company

By:  Glimcher University Mall Limited Partnership,
a Delaware limited partnership
Sole Member

By:  Glimcher Tampa, Inc.,
a Delaware corporation,
General Partner

By:_____________________________
Kim A. Rieck
Senior Vice President

“MEZZ”

SOMEROCK UNIVERSITY MALL MEZZ, LLC,
a Delaware limited liability company

By:  Somerock University Mall Holdings, LLC,
a Delaware limited liability company
Sole Member

By:  SCM University Mall Investors, LLC,
a California limited liability company
Manager

By:  Somera Capital Management, LLC,
a California limited liability company

By:_____________________________
David A. Brown
President

[Signatures Continued on Next Page]

CONSENTED AND AGREED TO BY:

“GPLP”

GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  Glimcher Properties Corporation
a Delaware corporation
its sole general partner

By:______________________________
Kim A. Rieck
Senior Vice President

EXHIBIT AA

OWNER’S TITLE POLICY

EXHIBIT BB

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of the ___ day of, 2007, by and between Glimcher University Mall Limited Partnership, a Delaware limited partnership, having an office c/o Glimcher Properties Limited Partnership, 150 East Gay Street, Columbus, Ohio 43215 (“Assignor”) and Somerock University Mall Mezz, LLC, a Delaware limited liability company, having an office at 5383 Hollister Avenue, Suite 240 Santa Barbara, California 93111 (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor owns one hundred percent (100%) of the Membership Interest (as defined below) in Somerock University Mall Owner, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, Assignor has agreed to sell and assign to Assignee, and Assignee has agreed to purchase and assume, all of Assignor’s right, title and interest in and to the Membership Interest.

NOW, THEREFORE, for valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignor hereby assigns, conveys, transfers and sets over unto Assignee, all right, title and interest of Assignor in and to the Company, together with any and all rights, privileges, benefits, obligations and liabilities appertaining thereto, including but not limited to all of Assignor’s right, title and interest as the sole member of the Company in and to the profits, losses, capital, cash flow, rentals, contract rights, cash, accounts, receivables, escrows, claims, choses in action and other assets of the Company, and (b) any and all member loans made by Assignor to the Company (collectively, the “Membership Interest”), reserving unto itself no rights or interests therein whatsoever.

2. The parties consent to this Assignment and intend this Assignment to be an absolute and unconditional assignment of the Membership Interest.

3. Assignee hereby (a) takes and accepts the foregoing assignment, (b) adopts and agrees to be bound by all of the terms, covenants, conditions and provisions of the Company’s operating agreement, a copy of which is attached hereto as Exhibit “A” and made a part hereof, and (c) assumes and agrees to observe, perform, pay, comply with and discharge all of the obligations of the Company, as the sole member thereof, for all purposes, all from and after the date hereof, but not before, in the place and stead of Assignor.

4. Assignor warrants and represents to Assignee that: (a) Assignor owns one hundred percent (100%) of the Membership Interest, (b) it has the full right, power and authority to assign and transfer the Membership Interest in the manner and form aforesaid, (c) it has granted no pledge, assignment, security interest, hypothecation or other encumbrance thereof or of any of the rights of Assignor to receive cash flow, proceeds, or other distributions from the Company, (d) all consents and approvals necessary for it to execute this Assignment have been obtained, and (e) the Membership Interest has not otherwise been conveyed, sold or transferred.

5. Assignor hereby agrees to execute and deliver promptly upon request of Assignee such further agreements or instruments as may be necessary to complete the assignment and transfer of the Membership Interest to Assignee as contemplated hereby.

6. This Agreement is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective successors and assigns. None of the provisions of this Agreement shall be for the benefit of or enforceable by any other person.

7. This Agreement may be executed in any number of counterparts, and each such counterpart will for all purposes be deemed an original, and all such counterparts shall constitute one and the same instrument. The individuals signing this Agreement on behalf of the parties hereto represent and warrant that they are duly authorized to do so.

8. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware (without regard to principles of conflicts of laws).

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the __ day of 2007.

ASSIGNOR:

GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  Glimcher Tampa, Inc.,
a Delaware corporation,
General Partner

By:__________________________
Kim A. Rieck
Senior Vice President

ASSIGNEE:

SOMEROCK UNIVERSITY MALL MEZZ, LLC,
a Delaware limited liability company

By:  Somerock University Mall Holdings, LLC,
a Delaware limited liability company
Sole Member

By:  Somera Investment Partners, LLC
a California limited liability company
Manager

By:____________________________
Name:
Title:

EXHIBIT A

OPERATING AGREEMENT